SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 FILED BY THE REGISTRANT                      [X]

                 FILED BY A PARTY OTHER THAN THE REGISTRANT   [  ]

Check the appropriate box:

[  ]   PRELIMINARY PROXY STATEMENT



[  ]   CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))



[X]    DEFINITIVE PROXY STATEMENT



[  ]   DEFINITIVE ADDITIONAL MATERIALS



[  ]   SOLICITING MATERIAL PURSUANT TO SEC. 240.14A-11(C) OR SEC. 240.14A-12



      (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)  FIDELITY CONTRAFUND


            (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE
            REGISTRANT)  ARTHUR S. LORING, SECRETARY

Payment of Filing Fee (Check the appropriate box):
[X]    NO FEE REQUIRED.



[  ]   FEE COMPUTED ON TABLE BELOW PER EXCHANGE ACT RULES 14A-6(I)(1) AND 0-11.

            (1)   TITLE OF EACH CLASS OF SECURITIES TO WHICH

                  TRANSACTION APPLIES:



            (2)   AGGREGATE NUMBER OF SECURITIES TO WHICH

                  TRANSACTION APPLIES:



            (3)   PER UNIT PRICE OR OTHER UNDERLYING VALUE OF TRANSACTION

                  COMPUTED PURSUANT TO EXCHANGE ACT RULE 0-11:



            (4)   PROPOSED MAXIMUM AGGREGATE VALUE OF TRANSACTION:



            (5)   TOTAL FEE PAID:


[  ]   FEE PAID PREVIOUSLY WITH PRELIMINARY MATERIALS.



[  ]   CHECK BOX IF ANY PART OF THE FEE IS OFFSET AS PROVIDED BY EXCHANGE ACT RULE 0-11(A) (2)

       AND IDENTIFY THE FILING FOR WHICH THE OFFSETTING FEE WAS PAID PREVIOUSLY.  IDENTIFY THE

       PREVIOUS FILING BY REGISTRATION STATEMENT NUMBER, OR THE FORM OR SCHEDULE AND THE DATE OF

       ITS FILING.


      (1)   AMOUNT PREVIOUSLY PAID:



      (2)   FORM, SCHEDULE OR REGISTRATION STATEMENT NO.:



      (3)   FILING PARTY:



      (4)   DATE FILED:


FIDELITY CONTRAFUND
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of FIDELITY CONTRAFUND:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity Contrafund (the fund), a series of Fidelity Contrafund, a single series trust (the trust), will be held at the office of the trust, 82 Devonshire Street, Boston, Massachusetts 02109 on January 14, 1998, at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1. To elect a Board of Trustees.
 2. To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of the trust.
 3. To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the trust.
 4. To amend the Declaration of Trust regarding shareholder notification of appointment of Trustees.
 5. To amend the Declaration of Trust to provide the fund with the ability to invest all of its assets in another open-end investment company.
 6. To adopt a new fundamental investment policy for the fund permitting the fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 7. To approve an amended management contract for the fund.
 8. To approve a new sub-advisory agreement with FMR U.K. for the fund.
 9. To approve a new sub-advisory agreement with FMR Far East for the fund.
 10. To amend the fund's fundamental investment objective and replace certain fundamental investment policies with non-fundamental policies.
 11. To amend the fund's fundamental investment limitation concerning diversification to exclude investments in other investment companies from the limitation.
 12. To ratify the fund's fundamental investment limitation concerning the concentration of its investments in a single industry.
 13. To ratify the fund's fundamental investment limitation concerning commodities.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
November 17, 1997
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID SIGNATURE

A. 1)   ABC CORP.                       JOHN SMITH, TREASURER

 2)     ABC CORP.                       JOHN SMITH, TREASURER

        C/O JOHN SMITH, TREASURER

B. 1)   ABC CORP. PROFIT SHARING PLAN   ANN B. COLLINS,
                                        TRUSTEE

 2)     ABC TRUST                       ANN B. COLLINS,
                                        TRUSTEE

 3)     ANN B. COLLINS, TRUSTEE         ANN B. COLLINS,
                                        TRUSTEE

        U/T/D 12/28/78

C. 1)   ANTHONY B. CRAFT, CUST.         ANTHONY B. CRAFT

        F/B/O ANTHONY B. CRAFT, JR.

        UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY CONTRAFUND
TO BE HELD ON JANUARY 14, 1998
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Contrafund (the trust) to be used at the Special Meeting of Shareholders of Fidelity Contrafund (the fund) and at any adjournments thereof (the Meeting), to be held on January 14, 1998 at 9:00 a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about November 17, 1997. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the trust. In addition, Management Information Services Corp. (MIS) and D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders on behalf of the fund at an
anticipated cost of approximately    $18,000    . The expenses in
connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the fund. The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC), the fund's principal underwriter and distribution agent, and Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management &
Research (Far East) Inc. (FMR Far East), sub   -    advisers to the
fund, is 82 Devonshire Street, Boston, Massachusetts 02109.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The fund may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of
approximately    $16,000    . The expenses in connection with
telephone voting will be paid by the fund. If the fund records votes by telephone, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
    On September 30, 1997 there were 601,407,519 shares of the fund issued and outstanding. As of September 30, 1997, the nominees and officers of the Trust owned, in the aggregate, less than 1% of the fund's outstanding shares. To the knowledge of the Trust, no shareholder owned of record or beneficially more than 5% of the
outstanding     shares of the fund on that date. Shareholders of
record at the close of business on November 17, 1997 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date.
 FOR A FREE COPY OF THE FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1996 AND THE SEMIANNUAL REPORT FOR THE FISCAL PERIOD ENDED JUNE 30, 1997 CALL 1-800-544-8888 OR WRITE TO FIDELITY DISTRIBUTORS CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.
VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 1 AND A MAJORITY OF ALL VOTES OF THE FUND CAST AT THE MEETING IS SUFFICIENT TO APPROVE PROPOSAL 2. APPROVAL OF PROPOSALS 3 THROUGH 13 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE FUND. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT OR REPRESENTED BY PROXY OR
(B) MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.
1. TO ELECT A BOARD OF TRUSTEES.
 The purpose of this proposal is to elect a Board of Trustees of the Trust. Pursuant to the provisions of the Declaration of Trust of Fidelity Contrafund, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 Except for Robert C. Pozen, all nominees named below are currently Trustees of Fidelity Contrafund and have served in that capacity continuously since originally elected or appointed. Phyllis Burke Davis, Marvin L. Mann, William O. McCoy, and Robert M. Gates were selected by the trust's Nominating and Administration Committee (see page ) and were appointed to the Board in December 1992, October 1993, January 1997, and March 1997, respectively. None of the nominees are related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Robert M. Gates, William
O. McCoy, and Robert C. Pozen, each of the nominees is currently a Trustee or General Partner, as the case may be, of 62 registered investment companies (trusts or partnerships) advised by FMR. Mr. Gates and Mr. McCoy are currently a Trustee or General Partner, as the case may be, of 55 registered investment companies (trusts or partnerships) advised by FMR. Mr. Pozen is currently a Trustee or General Partner, as the case may be, of 52 registered investment companies (trusts or partnerships) advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

NOMINEE                 PRINCIPAL OCCUPATION **                       YEAR OF
(AGE)                                                                 ELECTION OR
                                                                      APPOINTMENT

RALPH F. COX            PRESIDENT OF RABAR ENTERPRISES                1991
 (65)                   (MANAGEMENT CONSULTING-ENGINEERING
                        INDUSTRY, 1994). PRIOR TO FEBRUARY
                        1994, HE WAS PRESIDENT OF GREENHILL
                        PETROLEUM CORPORATION (PETROLEUM
                        EXPLORATION AND PRODUCTION). UNTIL
                        MARCH 1990, MR. COX WAS PRESIDENT
                        AND CHIEF OPERATING OFFICER OF UNION
                        PACIFIC RESOURCES COMPANY
                        (EXPLORATION AND PRODUCTION). HE IS A
                        DIRECTOR OF USA WASTE SERVICES, INC.
                        (NON-HAZARDOUS WASTE, 1993), CH2M
                        HILL COMPANIES (ENGINEERING), RIO
                        GRANDE, INC. (OIL AND GAS PRODUCTION),
                        AND DANIEL INDUSTRIES (PETROLEUM
                        MEASUREMENT EQUIPMENT
                        MANUFACTURER). IN ADDITION, HE IS A
                        MEMBER OF ADVISORY BOARDS OF TEXAS
                        A&M UNIVERSITY AND THE UNIVERSITY OF
                        TEXAS AT AUSTIN.

NOMINEE                 PRINCIPAL OCCUPATION **                       YEAR OF
(AGE)                                                                 ELECTION OR
                                                                      APPOINTMENT

PHYLLIS BURKE DAVIS     PRIOR TO HER RETIREMENT IN                    1992
 (66)                   SEPTEMBER 1991, MRS. DAVIS WAS
                        THE SENIOR VICE PRESIDENT OF
                        CORPORATE AFFAIRS OF AVON PRODUCTS,
                        INC. SHE IS CURRENTLY A DIRECTOR OF
                        BELLSOUTH CORPORATION
                        (TELECOMMUNICATIONS), EATON
                        CORPORATION (MANUFACTURING, 1991),
                        AND THE TJX COMPANIES, INC. (RETAIL
                        STORES), AND PREVIOUSLY SERVED AS A
                        DIRECTOR OF HALLMARK CARDS, INC.
                        (1985-1991) AND NABISCO BRANDS,
                        INC. IN ADDITION, SHE IS A MEMBER OF
                        THE PRESIDENT'S ADVISORY COUNCIL OF
                        THE UNIVERSITY OF VERMONT SCHOOL
                        OF BUSINESS ADMINISTRATION.

ROBERT M. GATES         CONSULTANT, AUTHOR, AND LECTURER              1997
 (54)                   (1993). MR. GATES WAS DIRECTOR OF
                        THE CENTRAL INTELLIGENCE AGENCY
                        (CIA) FROM 1991-1993. FROM 1989
                        TO 1991, MR. GATES SERVED AS
                        ASSISTANT TO THE PRESIDENT OF THE
                        UNITED STATES AND DEPUTY NATIONAL
                        SECURITY ADVISOR. MR. GATES IS
                        CURRENTLY A TRUSTEE FOR THE FORUM
                        FOR INTERNATIONAL POLICY, A BOARD
                        MEMBER FOR THE VIRGINIA
                        NEUROLOGICAL INSTITUTE, AND A SENIOR
                        ADVISOR OF THE HARVARD JOURNAL OF
                        WORLD AFFAIRS. IN ADDITION, MR. GATES
                        ALSO SERVES AS A MEMBER OF THE
                        CORPORATE BOARD FOR LUCASVARITY
                        PLC (AUTOMOTIVE COMPONENTS AND
                        DIESEL ENGINES), CHARLES STARK
                        DRAPER LABORATORY (NON-PROFIT),
                        NACCO INDUSTRIES, INC. (MINING AND
                        MANUFACTURING), AND TRW INC.
                        (ORIGINAL EQUIPMENT AND
                        REPLACEMENT PRODUCTS).

NOMINEE                 PRINCIPAL OCCUPATION **                       YEAR OF
(AGE)                                                                 ELECTION OR
                                                                      APPOINTMENT

*EDWARD C. JOHNSON 3D   PRESIDENT, IS CHAIRMAN, CHIEF                 1968
 (67)                   EXECUTIVE OFFICER AND A DIRECTOR OF
                        FMR CORP.; A DIRECTOR AND
                        CHAIRMAN OF THE BOARD AND OF THE
                        EXECUTIVE COMMITTEE OF FMR;
                        CHAIRMAN AND A DIRECTOR OF FMR
                        TEXAS INC., FIDELITY MANAGEMENT &
                        RESEARCH (U.K.) INC., AND FIDELITY
                        MANAGEMENT & RESEARCH (FAR EAST)
                        INC.

E. BRADLEY JONES        PRIOR TO HIS RETIREMENT IN 1984, MR.          1990
 (70)                   JONES WAS CHAIRMAN AND CHIEF
                        EXECUTIVE OFFICER OF LTV STEEL
                        COMPANY. HE IS A DIRECTOR OF TRW
                        INC. (ORIGINAL EQUIPMENT AND
                        REPLACEMENT PRODUCTS),
                        CONSOLIDATED RAIL CORPORATION,
                        BIRMINGHAM STEEL CORPORATION, AND
                        RPM, INC. (MANUFACTURER OF
                        CHEMICAL PRODUCTS), AND HE
                        PREVIOUSLY SERVED AS A DIRECTOR OF
                        NACCO INDUSTRIES, INC. (MINING AND
                        MANUFACTURING, 1985-1995),
                        HYSTER-YALE MATERIALS HANDLING, INC.
                        (1985-1995), AND CLEVELAND-CLIFFS
                        INC. (MINING), AND AS A TRUSTEE OF
                        FIRST UNION REAL ESTATE INVESTMENTS.
                        IN ADDITION, HE SERVES AS A TRUSTEE
                        OF THE CLEVELAND CLINIC FOUNDATION,
                        WHERE HE HAS ALSO BEEN A MEMBER
                        OF THE EXECUTIVE COMMITTEE AS WELL
                        AS CHAIRMAN OF THE BOARD AND
                        PRESIDENT, A TRUSTEE AND MEMBER OF
                        THE EXECUTIVE COMMITTEE OF
                        UNIVERSITY SCHOOL (CLEVELAND), AND A
                        TRUSTEE OF CLEVELAND CLINIC FLORIDA.

NOMINEE                 PRINCIPAL OCCUPATION **                       YEAR OF
(AGE)                                                                 ELECTION OR
                                                                      APPOINTMENT

DONALD J. KIRK          EXECUTIVE-IN-RESIDENCE (1995) AT              1987
 (65)                   COLUMBIA UNIVERSITY GRADUATE
                        SCHOOL OF BUSINESS AND A FINANCIAL
                        CONSULTANT. FROM 1987 TO JANUARY
                        1995, MR. KIRK WAS A PROFESSOR AT
                        COLUMBIA UNIVERSITY GRADUATE
                        SCHOOL OF BUSINESS. PRIOR TO 1987,
                        HE WAS CHAIRMAN OF THE FINANCIAL
                        ACCOUNTING STANDARDS BOARD. MR.
                        KIRK IS A DIRECTOR OF GENERAL RE
                        CORPORATION (REINSURANCE), AND HE
                        PREVIOUSLY SERVED AS A DIRECTOR OF
                        VALUATION RESEARCH CORP. (APPRAISALS
                        AND VALUATIONS, 1993-1995). IN
                        ADDITION, HE SERVES AS CHAIRMAN OF
                        THE BOARD OF DIRECTORS OF THE
                        NATIONAL ARTS STABILIZATION FUND,
                        CHAIRMAN OF THE BOARD OF TRUSTEES
                        OF THE GREENWICH HOSPITAL
                        ASSOCIATION, A MEMBER OF THE PUBLIC
                        OVERSIGHT BOARD OF THE AMERICAN
                        INSTITUTE OF CERTIFIED PUBLIC
                        ACCOUNTANTS' SEC PRACTICE SECTION
                        (1995), AND AS A PUBLIC GOVERNOR OF
                        THE NATIONAL ASSOCIATION OF
                        SECURITIES DEALERS, INC. (1996).

*PETER S. LYNCH         VICE CHAIRMAN AND DIRECTOR OF FMR             1990
 (54)                   (1992). PRIOR TO MAY 31, 1990, HE
                        WAS A DIRECTOR OF FMR AND
                        EXECUTIVE VICE PRESIDENT OF FMR (A
                        POSITION HE HELD UNTIL MARCH 31,
                        1991); VICE PRESIDENT OF FIDELITY
                        MAGELLAN FUND AND FMR GROWTH
                        GROUP LEADER; AND MANAGING
                        DIRECTOR OF FMR CORP. MR. LYNCH
                        WAS ALSO VICE PRESIDENT OF FIDELITY
                        INVESTMENTS CORPORATE SERVICES
                        (1991-1992). IN ADDITION, HE SERVES
                        AS A TRUSTEE OF BOSTON COLLEGE,
                        MASSACHUSETTS EYE & EAR INFIRMARY,
                        HISTORIC DEERFIELD (1989) AND
                        SOCIETY FOR THE PRESERVATION OF NEW
                        ENGLAND ANTIQUITIES, AND AS AN
                        OVERSEER OF THE MUSEUM OF FINE
                        ARTS OF BOSTON.

NOMINEE                 PRINCIPAL OCCUPATION **                       YEAR OF
(AGE)                                                                 ELECTION OR
                                                                      APPOINTMENT

WILLIAM O. MCCOY        VICE PRESIDENT OF FINANCE FOR THE             1997
 (64)                   UNIVERSITY OF NORTH CAROLINA
                        (16-SCHOOL SYSTEM, 1995). PRIOR TO
                        HIS RETIREMENT IN DECEMBER 1994,
                        MR. MCCOY WAS VICE CHAIRMAN OF THE
                        BOARD OF BELLSOUTH CORPORATION
                        (TELECOMMUNICATIONS, 1984) AND
                        PRESIDENT OF BELLSOUTH ENTERPRISES
                        (1986). HE IS CURRENTLY A DIRECTOR OF
                        LIBERTY CORPORATION (HOLDING
                        COMPANY, 1984), WEEKS CORPORATION
                        OF ATLANTA (REAL ESTATE, 1994),
                        CAROLINA POWER AND LIGHT COMPANY
                        (ELECTRIC UTILITY, 1996) AND THE KENAN
                        TRANSPORT CO. (1996). PREVIOUSLY, HE
                        WAS A DIRECTOR OF FIRST AMERICAN
                        CORPORATION (BANK HOLDING COMPANY,
                        1979-1996). IN ADDITION, MR. MCCOY
                        SERVES AS A MEMBER OF THE BOARD OF
                        VISITORS FOR THE UNIVERSITY OF NORTH
                        CAROLINA AT CHAPEL HILL (1994) AND FOR
                        THE KENAN-FLAGER BUSINESS SCHOOL
                        (UNIVERSITY OF NORTH CAROLINA AT
                        CHAPEL HILL, 1988).

GERALD C. MCDONOUGH     CHAIRMAN OF G.M. MANAGEMENT                   1989
 (69)                   GROUP (STRATEGIC ADVISORY SERVICES).
                        MR. MCDONOUGH IS A DIRECTOR OF YORK
                        INTERNATIONAL CORP. (AIR CONDITIONING
                        AND REFRIGERATION), COMMERCIAL
                        INTERTECH CORP. (HYDRAULIC SYSTEMS,
                        BUILDING SYSTEMS, AND METAL
                        PRODUCTS, 1992), CUNO, INC. (LIQUID
                        AND GAS FILTRATION PRODUCTS, 1996),
                        AND ASSOCIATED ESTATES REALTY
                        CORPORATION (A REAL ESTATE INVESTMENT
                        TRUST, 1993). MR. MCDONOUGH SERVED
                        AS A DIRECTOR OF ACME-CLEVELAND
                        CORP. (METAL WORKING,
                        TELECOMMUNICATIONS, AND ELECTRONIC
                        PRODUCTS) FROM 1987-1996    AND
                           BRUSH-WELLMAN INC. (METAL REFINING)
                           FROM 1983-1997.

NOMINEE                 PRINCIPAL OCCUPATION **                       YEAR OF
(AGE)                                                                 ELECTION OR
                                                                      APPOINTMENT

MARVIN L. MANN          CHAIRMAN OF THE BOARD, PRESIDENT,             1993
 (64)                   AND CHIEF EXECUTIVE OFFICER OF
                        LEXMARK INTERNATIONAL, INC. (OFFICE
                        MACHINES, 1991). PRIOR TO 1991, HE
                        HELD THE POSITIONS OF VICE PRESIDENT
                        OF INTERNATIONAL BUSINESS MACHINES
                        CORPORATION ("IBM") AND PRESIDENT
                        AND GENERAL MANAGER OF VARIOUS IBM
                        DIVISIONS AND SUBSIDIARIES. MR. MANN
                        IS A DIRECTOR OF M.A. HANNA
                        COMPANY (CHEMICALS, 1993), IMATION
                        CORP. (IMAGING AND INFORMATION
                        STORAGE, 1997), AND INFOMART
                        (MARKETING SERVICES, 1991), A
                        TRAMMELL CROW CO. IN ADDITION, HE
                        SERVES AS THE CAMPAIGN VICE
                        CHAIRMAN OF THE TRI-STATE UNITED WAY
                        (1993) AND IS A MEMBER OF THE
                        UNIVERSITY OF ALABAMA PRESIDENT'S
                        CABINET.

*ROBERT C. POZEN        SENIOR VICE PRESIDENT, IS PRESIDENT           --
 (51)                   AND A DIRECTOR OF FMR (1997); AND
                        PRESIDENT AND A DIRECTOR OF FMR
                        TEXAS INC. (1997), FIDELITY
                        MANAGEMENT & RESEARCH (U.K.) INC.
                        (1997), AND FIDELITY MANAGEMENT &
                        RESEARCH (FAR EAST) INC. (1997).
                        PREVIOUSLY, MR. POZEN SERVED AS
                        GENERAL COUNSEL, MANAGING DIRECTOR,
                        AND SENIOR VICE PRESIDENT OF FMR
                        CORP.

THOMAS R. WILLIAMS      PRESIDENT OF THE WALES GROUP, INC.            1989
 (69)                   (MANAGEMENT AND FINANCIAL ADVISORY
                        SERVICES). PRIOR TO RETIRING IN 1987,
                        MR. WILLIAMS SERVED AS CHAIRMAN OF
                        THE BOARD OF FIRST WACHOVIA
                        CORPORATION (BANK HOLDING COMPANY),
                        AND CHAIRMAN AND CHIEF EXECUTIVE
                        OFFICER OF THE FIRST NATIONAL BANK OF
                        ATLANTA AND FIRST ATLANTA CORPORATION
                        (BANK HOLDING COMPANY). HE IS
                        CURRENTLY A DIRECTOR OF CONAGRA, INC.
                        (AGRICULTURAL PRODUCTS), GEORGIA
                        POWER COMPANY (ELECTRIC UTILITY),
                        NATIONAL LIFE INSURANCE COMPANY OF
                        VERMONT, AMERICAN SOFTWARE, INC.,
                        AND APPLESOUTH, INC. (RESTAURANTS,
                        1992).


** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of September 30, 1997, the nominees, Trustees and officers of the
Trust and the fund owned, in the aggregate, less than    1    % of the
fund's outstanding shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of two interested and nine non-interested Trustees, met eleven times during the twelve months ended December 31, 1996. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Gates, and McCoy, and Mrs. Davis are members of the Committee. The committee oversees and monitors the trust's internal control structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended December 31, 1996, the committee held four meetings.
 The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman), Jones, and Williams. The committee members confer periodically and hold meetings as required. The committee makes nominations for independent trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees who retired prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of the provisions of the code of ethics applicable to the independent trustees. During the twelve months ended December 31, 1996, the committee held four meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
 The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his or her services for the fiscal year ended December 31, 1997.
COMPENSATION TABLE

TRUSTEES AND MEMBERS OF THE    AGGREGATE           TOTAL
ADVISORY BOARD                 COMPENSATION        COMPENSATION
                               FROM                FROM THE
                               CONTRAFUND B,C,D+   FUND COMPLEX*,A

J. GARY BURKHEAD **,(DAGGER)   $ 0                 $ 0

RALPH F. COX                   $ 11,347             137,700

PHYLLIS BURKE DAVIS            $ 11,051             134,700

RICHARD J. FLYNN***            $ 0                  168,000

ROBERT M. GATES ****           $ 9,6   82           0

EDWARD C. JOHNSON 3D **        $ 0                  0

E. BRADLEY JONES               $ 11,131             134,700

DONALD J. KIRK                 $ 11,131             136,200

PETER S. LYNCH **              $ 0                  0

WILLIAM O. MCCOY*****          $ 11,7   53          85,333

GERALD C. MCDONOUGH            $ 13,859             136,200

EDWARD H. MALONE***            $ 0                  136,200

MARVIN L. MANN                 $ 11,347             134,700

ROBERT C. POZEN**              $ 0                  0

THOMAS R. WILLIAMS             $ 11,347             136,200

* Information is for the calendar year ended December 31, 1996 for 235 funds in the complex.
** Interested Trustees of the fund    and Mr. Burkhead     are
compensated by FMR.
*** Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
**** Mr. Gates was appointed to the Board of Trustees effective March
1, 1997.
***** During the period from May 1, 1996 through December 31, 1996, William O. McCoy served as a Member of the Advisory Board of the trust. Mr. McCoy was appointed to the Board of Trustees effective January 1, 1997.
(dagger) J. Gary Burkhead served on the Board of Trustees through
   July 3    1, 1997. Effective August 1, 1997, Mr. Burkhead serves as
a Member of the Advisory Board of the trust.
+ Estimated
A Compensation figures include cash, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.
B Compensation figures include cash, and may include amounts required to be deferred, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and amounts deferred at the election of Trustees.
C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $5330, Phyllis Burke Davis, $5330, Richard J. Flynn, $0, Robert
M. Gates, $4   ,567    , E. Bradley Jones, $5330, Donald J. Kirk,
$5330, William O. McCoy, $5   ,490    , Gerald C. McDonough, $6218,
Edward H. Malone, $0, Marvin L. Mann, $5330, and Thomas R. Williams,
$5330.
D For the fiscal year ended December 31, 1997, certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Ralph F. Cox, $4417, Marvin L. Mann, $4417, and Thomas R. Williams, $4417.
 Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years.
 Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
 As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each then-existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of the Reference Funds. The amounts ultimately received by the Trustees in connection with the credits to their Plan accounts will be directly linked to the investment performance of the Reference Funds. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
2. TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees, the firm of Coopers & Lybrand L.L.P. has been selected as independent accountants for the fund to sign or certify any financial statements of the fund required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the fund, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Coopers & Lybrand L.L.P. has advised the fund that it has no direct or material indirect ownership interest in the fund.
 The independent accountants examine annual financial statements for the fund and provide other audit and tax-related services. In recommending the selection of the trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Coopers & Lybrand L.L.P. are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. On September 18, 1997 Coopers & Lybrand L.L.P. and Price Waterhouse LLP announced plans to merge their practices
world   -    wide. Coopers & Lybrand L.L.P. and Price Waterhouse LLP
expect the merger, which is subject to approval by the partners of both organizations and by the regulators, to become effective in early 1998.
3. TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve a proposal to amend Article VIII, Section 1 of the Declaration of Trust. The amendment would provide voting rights based on a shareholder's total dollar interest in a fund (dollar-based voting), rather than on the number of shares owned, for all shareholder votes for a fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. Fidelity Contrafund is a fund of Fidelity Contrafund, an open-end management investment company organized as a Massachusetts business trust. Currently, it is the only fund in the trust. If there were additional funds in the trust, shareholders of each fund would vote separately on matters concerning only that fund and would vote on a trust-wide basis on matters that affect the trust as a whole, such as electing trustees or amending the Declaration of Trust. Currently, under the Declaration of Trust, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the trust.
 The original intent of the one-share, one-vote provision was to provide equitable voting rights to all shareholders as required by the 1940 Act. In the case where a trust has several series or funds, voting rights may become disproportionate since the net asset value per share (NAV) of the separate funds generally diverge over time. The Staff of the Securities and Exchange Commission (SEC) has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed amendment will comply with the conditions stated in the no-action letter.
 REASON FOR PROPOSAL. If approved, the amendment would provide a more equitable distribution of voting rights for certain votes than the one-share, one-vote system currently in effect. The voting power of each shareholder would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held.
 Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount invested in a fund with a higher NAV. The table below shows a hypothetical example of this.
FUND   NET ASSET VALUE   $1,000 INVESTMENT IN TERMS OF
                         NUMBER OF SHARES

A      $ 10.00            100.000

B      $ 7.57             132.100

C      $ 10.93            91,491

D      $ 1.00             1,000.000

 For example, Fund D shareholders would have ten times the voting power of Fund A shareholders, because a $1,000 investment in Fund D would buy ten times as many shares as a $1,000 investment in Fund A. Accordingly, a one-share, one-vote system may provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders of other funds in the trust. If dollar-based voting had been in effect, each shareholder would have had 1,000 voting shares. Their voting power would be proportionate to their economic interest, which FMR believes is a more equitable result, and which is the result with respect to a typical corporation where each voting share generally has an equal market price.
 As long as there is only one fund in the trust, as in the case of Fidelity Contrafund, the proposal will not affect the voting rights of fund shareholders. However, if additional funds are added to the trust in the future, voting rights would be changed under the proposal. On matters requiring trust-wide votes where all funds are required to vote, shareholders who own shares with a lower NAV than other funds in the trust would be giving other shareholders in the trust more voting "power" than they currently have. On matters affecting only one fund, only shareholders of that fund vote on the issue. In this instance, under both the current Declaration of Trust and an amended Declaration of Trust, all shareholders of the fund would have the same voting rights, since the NAV is the same for all shares in a single fund.

 AMENDMENT TO THE DECLARATION OF TRUST. Article VIII, Section 1 sets forth the method of calculating voting rights for all shareholder votes for the trust. If approved, Article VIII, Section 1 will be amended as follows (material to be added is ((underlined)) and material to be deleted is [bracketed]):
ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS
VOTING POWERS
 Section 1. The Shareholders shall have power to vote... On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. [Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.] ((A Shareholder of each Series shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) of such Series, on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote.)) There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust to be taken by Shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amended Declaration of Trust will become effective upon shareholder approval. If the proposal is not approved by shareholders of the trust, Article VIII, Section 1 of the Declaration of Trust will remain unchanged.
4. TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES.
 The trust's Declaration of Trust provides that in the case of a vacancy on the Board of Trustees, the remaining Trustees shall fill the vacancy by appointing a person they, in their discretion, see fit, consistent with the limitations of the 1940 Act. Section 16 of the 1940 Act states that a vacancy may be filled by the Trustees, if after filling the vacancy, at least two-thirds of the Trustees then holding office were elected by the holders of the outstanding voting securities of the trust. It also states that if at any time less than 50% of the Trustees were elected by shareholders, a shareholder meeting must be called within 60 days for the purposes of electing Trustees to fill the existing vacancies.
 The Declaration of Trust currently requires that within three months of a Trustee appointment, notification of such be mailed to each shareholder of the trust. Trustees may appoint a Trustee in anticipation of a current Trustee's retirement or resignation, or in the event of an increase in the number of Trustees. The current Declaration of Trust also requires shareholder notification within three months of such an appointment.
 The Trustees recommend that shareholders of the trust vote to eliminate the notification requirement from the trust's Declaration of Trust. The language to be deleted from the Declaration of Trust is [bracketed].
ARTICLE IV
THE TRUSTEES
RESIGNATION AND APPOINTMENT OF TRUSTEES
 Section 4. In case of the declination, death, resignation, retirement, removal, incapacity, or inability of any of the Trustees, in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the Investment Company Act of 1940. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. [Within three months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trust.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to the provisions of Section 16(a) of the 1940 Act.
 Notifying a trust's shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to all shareholders of a trust would be costly to the funds of the trust. If the proposal is approved, shareholders will be notified of Trustee appointments in the next financial report for the fund. Other than eliminating the notification requirement, this proposal does not amend any other aspect of Trustee resignation or appointment.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amended Declaration of Trust will become effective upon shareholder approval. If the proposal is not approved by shareholders of the trust, Article IV, Section 4 of the Declaration of Trust will remain unchanged.
5. TO AMEND THE DECLARATION OF TRUST TO PROVIDE THE FUND WITH THE ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve, a proposal to amend Article V, Section 1 of the Declaration of Trust to clarify that the Trustees may authorize the investment of all of the fund's assets in another open-end investment
company        ("Master Feeder Fund Structure"). The purpose of a
Master Feeder Fund Structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. In order to implement a Master Feeder Fund Structure, both the Declaration of Trust and the fund's policies must permit the structure. Currently, the fund's policies do not allow for such investments. Proposal 6 on page seeks the approval of the fund's shareholders to adopt a fundamental investment policy to
permit investment in another open-end investment company    with
substantially the same investment objective and policies    . This
proposal, which amends the Declaration of Trust, clarifies the Board's ability to implement the Master Feeder Fund Structure if the fund's policies permit it.
 BACKGROUND.         A number of mutual funds have developed so called
"master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled investment, or "master" fund. For example, an institutional equity fund with a high initial minimum investment amount for large investors might pool its investments with an equity fund with low minimums designed for retail investors. This structure allows several Feeder Funds with substantially the same objective but different distribution and servicing features to combine their investments and manage them as one Master Fund instead of managing them separately. The Feeder Funds combine their investments by investing all of their assets in one Master Fund. (Each Feeder Fund invested in a single Master Fund retains its own characteristics, but is able to achieve operational efficiencies by investing together with the other Feeder Funds in the Master Feeder Fund Structure.) The current Declaration of Trust does not specifically provide the Trustees the ability to authorize the Master Feeder Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. While neither FMR nor the Trustees has determined that the fund should invest in a Master Fund, the Trustees believe it could be in the best interest of the fund to adopt such a structure at a future date. If this proposal is approved, the Declaration of Trust amendment would provide the Trustees with the power to authorize the fund to invest all of its assets in a single open-end investment company. The Trustees will authorize such a transaction only if a Master Feeder Fund Structure is permitted under the fund's investment policies (see Proposal 6), if they determine that a Master Feeder Fund Structure is in the best interest of the fund, and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. The Trustees will specifically consider the impact, if any, on fees paid by the fund as a result of adopting a Master Feeder Fund Structure. Although the current Declaration of Trust does not contain any explicit prohibition against implementing a Master Feeder Fund Structure, the specific authority is being sought in the event the Trustees deem it appropriate to adopt a Master Feeder Fund Structure in the future.
 AMENDMENT TO THE DECLARATION OF TRUST. If the proposal is approved,
Article V, Section 1 of the Declaration of Trust will be amended as follows: (material to be added is ((underlined))):
 "Subject to any applicable limitation in the Declaration of Trust or the Bylaws of the Trust, the Trustees shall have power and authority:
 (((t) Notwithstanding any other provision hereof, to invest all of the assets of any series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company;))"
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. The amended Declaration of Trust will become effective upon shareholder approval. If the proposal is not approved by shareholders of the trust, Article V, Section 1 of the Declaration of Trust will remain unchanged.
6. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR THE FUND PERMITTING THE FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of the fund approve, the adoption of a new fundamental investment policy that would permit the fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies ("Master Feeder Fund Structure"). The purpose of the Master Feeder Fund Structure would be to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single "master" fund. In order to implement a Master Feeder Fund Structure, an amendment to the Declaration of Trust is proposed, as is the adoption of a new fundamental investment policy. Proposal 5 proposes to amend the Declaration of Trust to allow the Trustees to authorize the conversion to a Master Feeder Fund Structure when permitted by the fund's policies. This proposal would add a fundamental policy for the fund that permits a Master Feeder Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies. While neither the Board nor FMR has determined that the fund should invest in a Master Fund, the Trustees believe it could be in the best interests of the fund to adopt such a structure at a future date.
 At present, certain of the fund's fundamental investment policies and limitations would prevent the fund from investing all of its assets in another investment company, and would require a vote of shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders vote to permit the fund's assets to be invested in a single Master Fund, without a further vote of shareholders. The Trustees will authorize such an investment only if they determine that action to be in the best interests of the fund and its shareholders and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund. Approval of Proposal 5 provides the Trustees with explicit authority to approve a Master Feeder Fund Structure. If shareholders approve this proposal, certain fundamental and non-fundamental policies and limitations of the fund that currently prohibit investment in shares of one investment company would not apply to permit the investment in a Master Fund managed by FMR or its affiliates or successor. These policies include the fund's limitations on concentration, diversification and underwriting.
 DISCUSSION. FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations but with different features and services (Comparable Funds). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Master Feeder Fund Structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 The fund's method of operation and shareholder services would not be materially affected by its investment in a Master Fund, except that the assets of the fund would be managed as part of a larger pool. Were the fund to invest all of its assets in a Master Fund, it would hold only a single investment security, and the Master Fund would directly invest in individual securities pursuant to its investment objective. The Master Fund would be managed by FMR or an affiliate, such as FMR Texas, Inc. in the case of a money market fund. The Trustees would retain the right to withdraw the fund's investments from a Master Fund at any time and would do so if the Master Fund's investment objective and policies were no longer appropriate for the fund. The fund would then resume investing directly in individual securities as it does currently. Whenever a Feeder Fund is asked to vote at a shareholder meeting of the Master Fund, the Feeder Fund will hold a meeting of its shareholders if required by applicable law or the Feeder Fund's policies to vote on the matters to be considered at the Master Fund shareholder meeting. The fund will cast its votes at the Master Fund meeting in the same proportion as the fund's shareholders voted at their meeting.
 At present, the Trustees have not considered any specific proposal to authorize pooling of assets. The Trustees will authorize investing the fund's assets in a Master Fund only if they determine that pooling is in the best interests of the fund and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. In determining whether to invest in a Master Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Master Fund if doing so would materially increase costs (including fees) to shareholders.
 FMR may benefit from the use of a Master Feeder Fund Structure if overall assets under management are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to the fund may be reduced. If the fund's investment in a Master Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when a Master Feeder Fund Structure is implemented.
 PROPOSED FUNDAMENTAL POLICY. To allow the fund to invest in a Master Fund at a future date, the Trustees recommend that the fund adopt the following fundamental policy:
 "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
 If the proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for the fund which states:
 "The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the fundamental limitation will become effective when disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental investment policies will remain unchanged with respect to potential investment in Master Funds.
7. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR THE FUND.
 The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies several aspects of the management fee that FMR receives from the fund for managing its investments and business affairs.
 CURRENT MANAGEMENT FEE. The management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee rate is the sum of a Group Fee rate, which declines as FMR's fund assets under management increase, and a fixed individual fund fee rate of 0.30%. The Basic Fee rate for the fund's fiscal year ended December 31, 1996 (not including the fee amendments discussed below) was 0.6132%.
 The Performance Adjustment is a positive or negative dollar amount based on the fund's performance and assets for the most recent 36 months. If the fund outperforms the S&P 500 (the Index) over 36 months, FMR receives a positive Performance Adjustment, and if the fund underperforms the Index, the management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month performance period. The Performance Adjustment rate is 0.02% for each percentage point of outperformance or underperformance, subject to a maximum of 0.20% if the fund outperforms or underperforms the Index by more than ten percentage points. Performance of the fund and the Index are rounded to the nearest whole percentage point for purposes of the calculation.
 PROPOSED MANAGEMENT FEE AMENDMENTS. The Amended Contract would (1) reduce the Group Fee rate further if FMR's assets under management remain over $210 billion, and (2) modify the Performance Adjustment calculation to round the performance of the fund and the Index to the nearest 0.01%, rather than the nearest 1.00%.
 IMPACT OF GROUP FEE RATE REDUCTION. At FMR's current level of assets under management ($531 billion as of August 31, 1997), the changes to the Group Fee rate reduce the management fee. FMR has voluntarily implemented the Group Fee reductions pending shareholder approval, and the Fund has paid lower management fees as a result. For the fund's fiscal year ended December 31, 1996, the management fee using the proposed Group Fee reductions (including the Performance Adjustment) was 0.5727% of the Fund's average net assets. The Group Fee reductions lowered the management fee rate by 0.0084% compared to the rate FMR was entitled to receive under the Present Contract (0.5811%).
 IMPACT OF PERFORMANCE ADJUSTMENT CHANGES. The more precise rounding method for the Performance Adjustment would have increased the management fee rate for the fiscal year ended December 31, 1996 by 0.0007% of the Fund's average net assets for the year.
 COMBINED EFFECT OF FEE CHANGES. In the fiscal year ended December 31, 1996, the Group Fee reductions and the changes to the Performance Adjustment would have resulted in a 0.0077% reduction in the total management fee. The future impact will depend on many different factors, and may represent an increase or decrease from the management fee under the Present Contract. The Group Fee rate reductions will either reduce the management fee or leave it unchanged, depending on the level of FMR's assets under management. Calculating performance to the nearest 0.01% may increase or decrease the Performance Adjustment, depending on whether performance would have been rounded up or down.
 FMR is the fund's investment adviser pursuant to a management contract dated January 1, 1993, which was approved by shareholders on December 16, 1992. (For information on FMR, see the section entitled "Activities and Management of FMR," on page .) A copy of the Amended Contract, marked to indicate the proposed amendments, is supplied as
Exhibit 1 on page . Except for the modifications discussed above, the Amended Contract is substantially identical to the fund's Present Contract with FMR. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract," on page .) If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 1998, and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1998, and thereafter only as long as its continuance is approved at least annually as described above.
 MODIFICATION TO GROUP FEE RATE. The Group Fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR (group assets). As group assets increase, the Group Fee rate declines. The Amended Contract would not change the Group Fee rate if group assets are $210 billion or less. Above $210 billion in group assets, the Group Fee rate declines under both contracts, but under the Amended Contract, it declines faster.
 The Group Fee rate is calculated according to a graduated schedule providing for different rates for different levels of group assets. The rate at which the Group Fee rate declines is determined by fee "breakpoints" that provide for lower fee rates when group assets increase. The Amended Contract would add 10 new, lower breakpoints applicable when group assets are above $210 billion as illustrated in the following table. (For an explanation of how the Group Fee rate is used to calculate the management fee see the section entitled "Present Management Contract" on page .)
GROUP FEE RATE BREAKPOINTS
AVERAGE GROUP   PRESENT    GROUP          AMENDED
ASSETS          CONTRACT   ASSETS         CONTRACT
($ BILLIONS)               ($ BILLIONS)

OVER 174        .3000%     174-210        .3000%

                           210-246        .2950%

                           246-282        .2900%

                           282-318        .2850%

                           318-354        .2800%

                           354-390        .2750%

                           390-426        .2700%

                           426-462        .2650%

                           462-498        .2600%

                           498-534        .2550%

                           OVER 534       .2500%

 The resulting Group Fee rates at various levels of group assets are indicated below. (For an explanation of how the breakpoints are combined to arrive at the Group Fee rate, see "Present Management
Contract" on page .)
EFFECTIVE GROUP FEE RATES
Group          Present    Amended
Assets         Contract   Contract
($ billions)

150            .3371%     .3371%

200            .3284%     .3284%

250            .3227%     .3219%

300            .3190%     .3163%

350            .3162%     .3113%

400            .3142%     .3067%

450            .3126%     .3024%

500            .3114%     .2982%

550            .3103%     .2942%

 FMR voluntarily adopted various additional Group Fee breakpoints for group assets over $174 billion in 1993, 1994 and 1996. Although the new fee breakpoints have not been added to the management contract pending shareholder approval, FMR has voluntarily based its management fee on the Group Fee schedule contained in the Amended Contract since January 1, 1996. Group assets for August 31, 1997 were approximately $531 billion.
 MODIFICATIONS TO PERFORMANCE ADJUSTMENT    -     ROUNDING METHOD. The
annual Performance Adjustment rate equals 0.02% for each percentage point by which the fund outperforms or underperforms the Index over a 36-month performance period. Under the Present Contract, the investment performance of both the fund and the Index are rounded to the nearest full percentage point (for example, 15.5123% is rounded to 16%.) Rounding to full percentage points results in the Performance Adjustment rate being applied in 0.02% increments. In comparison, under the Amended Contract, the investment performance of both the fund and Index are rounded to the nearest 0.01% (using the prior example, 15.5123% is rounded to 15.51%) prior to calculating the difference in investment performance. The more precise rounding method results in a more accurate measure of the difference in investment performance and allows for the Performance Adjustment to be applied in 0.0002% increments. This reduces the chance of minor changes in performance resulting in significant changes to the Performance Adjustment, and ultimately the fund's management fee.
 During fiscal 1996, using the more precise rounding methodology, the impact on the annual performance fee rate would have been between 0.0107% and (0.0107)% as a percentage of the fund's average net assets for the year. The aggregate impact during fiscal 1996 was a 0.0007% increase in the management fee.
 COMPARISON OF MANAGEMENT FEES. The following table compares the fund's management fee as calculated under the terms of the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) for fiscal 1996 to the management fee the fund would have incurred if the Amended Contract had been in effect. Management fees are expressed in dollars and as percentages of the fund's average net assets for the year.

               Present Contract               Amended Contract               Difference

               $                  %           $                  %           $              %

Basic Fee       119,191,542        0.6132      117,562,925        0.6048      (1,628,617)    (0.0084)

Performance     (6,238,556)        (0.0321)    (6,096,988)        (0.0314)    141,568        0.0007
Adjustment

Total           112,952,986        0.5811      111,465,937        0.5734      (1,487,049)    (0.0077)
Managemen
t Fee


 The following table provides data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended December 31, 1996 under the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) and if the Amended Contract had been in effect during the same period.
 The following figures are based on historical expenses adjusted to reflect current fees of the fund and are calculated as a percentage of average net assets.
COMPARATIVE FEE TABLE
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
                                Present Contract   Amended
                                                   Contract

Management Fee                   0.58%              0.57%

Other Expenses                   0.25%              0.25%

Total Fund Operating Expenses    0.83%              0.82%

 A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. The fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of the fund's expenses. Including these reductions, the total operating expenses presented in the table would have been 0.79% under the Present Contract and 0.78% under the Amended Contract.
 EXAMPLE: The following illustrates the expenses on a $1,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period and
(3) payment of the fund's 3.00% sales charge:
                   1 Year       3 Years      5 Years      10 Years

Present Contract   $   38       $   56       $   75       $   129

Amended Contract   $   38       $   55       $   74       $   128

 The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above. MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the Independent Trustees, believe that matters bearing on the appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent Trustees on June 19, 1997. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the two month periods from November to December 1995, June to July 1994, and September to October 1993, and the modifications to the Performance Adjustment calculation during the period from June to July 1995. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings Trustees receive materials specifically relating to the Amended Contract. These materials include: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and other similar services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions and (7) the nature, cost, and audit of non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments to management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.
 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review a report detailing the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to change the group fee structure as proposed herein.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 CONCLUSION. In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the foregoing summary does not detail all of the matters considered. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee rates, that is the reduction of the Group Fee Rate schedule and the modifications to the performance adjustment calculation, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.
8. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR THE FUND. In conjunction with its portfolio management responsibilities on behalf of the fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen these relationships, the Board of Trustees proposes that shareholders of the fund approve a new sub-advisory agreement (the Proposed Agreement) between FMR U.K. and FMR on behalf of the fund to replace FMR's existing agreement with FMR U.K. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FMR U.K., but also would permit FMR to grant FMR U.K. investment management authority if FMR believes it would be beneficial to the fund and its shareholders. Because FMR pays all of FMR U.K.'s fees, the Proposed Agreement would not affect the fees paid by the fund to FMR.
 On June 19, 1997, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. The Trustees determined that allowing FMR to grant investment management authority to FMR U.K. would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FMR U.K., the ability to execute portfolio transactions from points in Europe that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.
 If approved by shareholders, the Proposed Agreement will replace the sub-advisory agreement currently in effect with FMR U.K. with respect to the fund (the Current Agreement). The Current Agreement, dated November 1, 1989, was approved by the fund's shareholders on October 18, 1989. A copy of the Proposed Agreement is attached to this proxy statement as Exhibit 2.
 FMR U.K., with its principal office in London, England is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman, and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page .
  Under the Current Agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Europe. Under the Current Agreement with FMR U.K., FMR, NOT THE FUND, pays FMR U.K.'s fee equal to 110% of its costs incurred in connection with the agreement.
 For the fiscal year ended December 31, 1996, FMR paid FMR U.K. $1,434,000 on behalf of the fund. Fees paid to the sub-adviser are not reduced to reflect expense reimbursements or fee waivers by FMR, if any, in effect from time to time.
 Although FMR employees are expected to consult regularly with FMR U.K., under the Current Agreement, FMR U.K. has no authority to make investment decisions on behalf of the fund. Under the Proposed Agreement, FMR would continue to receive investment advice from FMR U.K., but it could also grant investment management authority to FMR U.K. with respect to all or a portion of the fund's assets. If FMR U.K. were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in the fund's Prospectus or other governing instruments and such other limitations as the fund may impose by notice in writing to FMR or FMR U.K. If FMR grants investment management authority to FMR U.K. with respect to all or a portion of the fund's assets, FMR U.K. would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FMR U.K., including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR U.K. would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY THE FUND. The fees paid by FMR to FMR U.K. for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR U.K., FMR would pay FMR U.K. 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR U.K. for investment management and portfolio execution services.
 If approved by shareholders, the Proposed Agreement would take effect on February 1, 1998 (or, if later, the first day of the first month following approval) and would continue in force until July 31, 1998 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The Proposed Agreement could be transferred to a successor of FMR U.K. without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If the Proposed Agreement is not approved, FMR's Current Agreement on behalf of the fund will continue in effect.
9. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR THE
FUND.
 In conjunction with its portfolio management responsibilities on behalf of the fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen these relationships, the Board of Trustees proposes that shareholders of the fund approve a new sub-advisory agreement (the Proposed Agreement) between FMR Far East and FMR on behalf of the fund to replace FMR's existing agreement with FMR Far East. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FMR Far East, but also would permit FMR to grant FMR Far East investment management authority if FMR believes it would be beneficial to the fund and its shareholders. Because FMR pays all of FMR Far East's fees, the Proposed Agreement would not affect the fees paid by the fund to FMR.
 On June 19, 1997, the Board of Trustees agreed to submit the Proposed Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. The Trustees determined that allowing FMR to grant investment management authority to FMR Far East would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FMR Far East, the ability to execute portfolio transactions from points in the Far East that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.
 If approved by shareholders, the Proposed Agreement will replace the sub-advisory agreement currently in effect with FMR Far East with respect to the fund (the Current Agreement). The Current Agreement, dated November 1, 1989, was approved by the fund's shareholders on October 18, 1989. A copy of the Proposed Agreement is attached to this proxy statement as Exhibit 3.
 FMR Far East, with its principal office in Tokyo, Japan is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman, and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page .
 Under the Current Agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East. Under the Current Agreement with FMR Far East, FMR, NOT THE FUND, pays FMR Far East's fee equal to 105% of its costs incurred in connection with the agreement.
 For the fiscal year ended December 31, 1996, FMR paid FMR Far East $1,402,000 on behalf of the fund. Fees paid to the sub-adviser are not reduced to reflect expense reimbursements or fee waivers by FMR, if any, in effect from time to time.
 Although FMR employees are expected to consult regularly with FMR Far East, under the Current Agreement, FMR Far East has no authority to make investment decisions on behalf of the fund. Under the Proposed Agreement, FMR would continue to receive investment advice from FMR Far East, but it could also grant investment management authority to FMR Far East with respect to all or a portion of the fund's assets. If FMR Far East were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in the fund's Prospectus or other governing instruments and such other limitations as the fund may impose by notice in writing to FMR or FMR Far East. If FMR grants investment management authority to FMR Far East with respect to all or a portion of the fund's assets, FMR Far East would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FMR Far East, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR Far East would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY THE FUND. The fees paid by FMR to FMR Far East for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR Far East, FMR would pay FMR Far East 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR Far East for investment management and portfolio execution services.
 If approved by shareholders, the Proposed Agreement would take effect on February 1, 1998 (or, if later, the first day of the first month following approval) and would continue in force until July 31, 1998 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund.
 The Proposed Agreement could be transferred to a successor of FMR Far East without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. If the Proposed Agreement is not approved, FMR's Current Agreement on behalf of the fund will continue in effect.
10. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT OBJECTIVE AND REPLACE CERTAIN FUNDAMENTAL INVESTMENT POLICIES WITH NON-FUNDAMENTAL POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of the fund approve, modifications to the fund's investment objective and policies. The proposed modifications are intended to describe the fund's investment approach more clearly, and to reflect changes in the fund's investments and investment strategies over the years since the fund was introduced. The proposal also would make some of the fund's investment policies non-fundamental (i.e., changeable without shareholder approval, but subject to supervision of the Board of Trustees), to provide flexibility to deal with future changes in the marketplace.
 INVESTMENT OBJECTIVE AND RELATED INVESTMENT POLICIES. Contrafund's investment objective and policies have remained essentially unchanged since the fund was introduced in 1967. The fund's investment objective, and the policies describing its key investment strategies, currently read as follows:
 The fund seeks capital appreciation by investing in securities of companies believed by FMR to be undervalued due to an overly pessimistic appraisal by the public of their future outlook. FMR will invest in securities of companies (1) which have been unpopular for some time but where recent developments bring hope of improved operating results; (2) which have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short term; or (3) which are undervalued in relation to popular securities of other companies in the same industry.
 The objective and policies above are fundamental, which means they cannot be modified without a vote of the fund's shareholders.
 The proposal would modify the fund's investment objective and policies to reduce their emphasis on securities that are unpopular or out of favor. Unlike some "contrarian" funds, which focus exclusively on companies that are doing poorly or whose stock is trading at
historical lows,    the fund's     contrarian approach also
encompasses companies where general market opinion is neutral or even favorable, if FMR believes that the market has overlooked or discounted positive developments that could benefit the company's stock. To reflect this aspect of the fund's strategy more clearly, the proposal would modify the fund's objective and policies to read as follows:
 The fund seeks capital appreciation by investing in securities of companies whose value FMR believes is not fully recognized by the
public.    The types of companies the fund may invest in     include
(1) companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; (2) companies whose earnings potential has increased or is expected to increase more than generally perceived; (3) companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short term; and (4) companies that are undervalued in relation to securities of other companies in the same industry.
 Under the proposal, only the fund's investment objective would be fundamental. The examples in the sentence following the objective could be changed without further shareholder approval subject to the supervision of the Board of Trustees.
 The proposal would not change the fund's contrarian investment style or its goal of seeking capital appreciation. The proposal would, however, reflect changes in the fund's mix of investment strategies
over    time    . Companies whose stock is out of favor or viewed
pessimistically play a less significant role in the fund than they did in the 1960s, when the fund commenced operations. In their place, companies that are not necessarily performing poorly, but whose potential is not fully recognized by the market, have come to represent a more important part of the fund's portfolio.
 The proposed investment objective and policies would reflect this change in emphasis. In addition, the proposed investment policies would provide specific examples of the factors (such as a positive fundamental change in a company's business, or an increase in earnings potential) that FMR uses to identify instances where the popular view overlooks or understates a company's future prospects. Because the proposed investment policies would be non-fundamental, they could be modified or updated in the future without the necessity of calling a shareholder meeting, to remain current with the strategies used by FMR to implement the fund's objective.
 OTHER INVESTMENT POLICIES. In addition to the investment policies discussed above, the fund's current fundamental investment policies provide that the fund: 1) will remain substantially fully invested in equity and debt securities; 2) will usually be primarily invested in common stocks and convertible securities; and 3) may make substantial investments in investment-grade fixed-income obligations if FMR believes that market conditions warrant a more conservative approach. If the proposal is approved by shareholders, the fund's Trustees intend to replace the above fundamental policies with the following non-fundamental policies:
 The fund normally invests primarily in common stocks and securities convertible into common stocks. The fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
 Under both the current and proposed policies, the fund will primarily invest in common stocks and convertible securities and will reserve the right to invest in more conservative instruments under certain circumstances. Although the fund will no longer be required to remain substantially fully invested in equity and debt securities, it is not currently anticipated that the changes will have any material impact on the investments of the fund or the way it is managed. However, approval of the proposal will permit the fund to react to changing market and regulatory conditions, subject to the supervision of the Trustees, without seeking additional approval from shareholders.
 The proposal will broaden the fund's ability to invest in more conservative investments in two ways. First, the proposed policy clarifies that more conservative investments can be made for temporary, defensive purposes rather than just when market conditions warrant a more conservative approach. Second, the fund would be able to invest in preferred stocks as well as investment grade debt securities for temporary, defensive purposes. Preferred stocks are generally considered more risky than investment-grade debt securities, but more conservative than common stocks. The proposed "temporary defensive" policy is the standard policy for Fidelity equity funds. The Trustees believe that efforts to standardize the fund's temporary defensive policy will promote operational efficiencies and facilitate compliance monitoring.
 The SEC has proposed amendments to its requirements for mutual fund prospectuses that would require a fund to disclose in its prospectus its ability to invest for temporary defensive purposes and the percentage of assets that may be committed to temporary defensive positions. Replacing the fund's current fundamental temporary defensive policy with a non-fundamental policy would permit the fund to conform to any future regulatory changes without the possible need for an additional shareholder meeting.
 See Exhibit 4 for a complete listing of the current and proposed investment objective and policies discussed in this proposal.
 CONCLUSION. The Board of Trustees believes that the proposed modifications to the fund's investment objective and policies are in the best interests of the fund and its shareholders, and recommends that shareholders vote FOR the proposal. If approved, the proposed objective and policies will take effect when the disclosure is revised to reflect the changes. If the proposal is not approved, the fund's current fundamental objective and policies will remain unchanged.
11. TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION.
 The fund's current fundamental investment limitation concerning diversification is as follows:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or
(b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The Trustees recommend that shareholders of the fund vote to replace the fund's current fundamental investment limitation with the following amended fundamental investment limitation governing diversification:
 "The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, ((or securities of other investment companies))) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The percentage limits in the proposed fundamental limitation concerning diversification are the percentage limitations imposed by the 1940 Act for diversified investment companies. The amended fundamental diversification limitation makes one change from the current limitation; it would permit the fund to invest without limit in the securities of other investment companies. Pursuant to an order of exemption granted by the SEC, the fund may invest up to 25% of total assets in non-publicly offered money market or short-term bond funds (the Central Funds) managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services, such as custodian, auditor, and Independent Trustees fees. FMR anticipates that the Central Funds will benefit the fund by enhancing the efficiency of cash management for the Fidelity funds and by providing increased short-term investment opportunities. If the proposal is approved, the Central Funds are expected to serve as a principal option for cash investment for the fund.
 If this proposal is approved, the amended fundamental diversification limitation cannot be changed without the approval of the shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become effective when the disclosure is revised to reflect the changes. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental diversification limitation will remain unchanged.
12. TO RATIFY THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY.
 Pursuant to Section 8(b) of the 1940 Act, a mutual fund must state its policy relating to, among other things, the concentration of its investments in a single industry. The fund has been operating under the following fundamental investment limitation concerning concentration:
 "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."
 The Trustees recommend that shareholders of the fund vote to ratify the fund's fundamental investment limitation concerning concentration with the following change:
 "The fund may not purchase the securities of any issuer (other than ((securities)) issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."
 The primary purpose of the proposal is to ratify the fund's current fundamental concentration limitation while also conforming it to a limitation which is expected to become standard for all funds managed by FMR. If the proposal is approved, the new fundamental concentration limitation cannot be changed without the approval of shareholders.
 Ratification of the proposed amended limitation on concentration is not expected to affect the way the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.
 The proposed amended limitation is not substantially different from the current policy and is not likely to have any impact on the investment techniques employed by the fund.
 CONCLUSION. The Board of Trustees has concluded that the proposal benefits the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective when the disclosure is revised to reflect the change. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
13. TO RATIFY THE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
COMMODITIES.
 Pursuant to Section 8(b) of the 1940 Act, a mutual fund must state its policy relating to, among other things, the purchase and sale of commodities. The fund has been operating under a fundamental investment limitation concerning commodities. In general, the fund does not anticipate any future investment activity with respect to physical commodities, but pursuant to securities regulation, must have a stated policy.
 The Trustees recommend that shareholders vote to ratify the following fundamental investment limitation concerning the purchase or sale of commodities currently being followed by the fund:
 "The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities)."
 The fundamental policy conforms to a limitation that is expected to become standard for all funds managed by FMR. The limitation does not permit the fund to acquire physical commodities directly, but permits the fund to invest in securities and other instruments backed by commodities and to sell commodities acquired as a result of ownership of other investments. In addition, the limitation does not apply to options and futures contracts. If the proposal is approved, the fundamental limitation concerning commodities cannot be changed without the approval of shareholders.
 Ratification of the proposed limitation on commodities is not expected to affect the way the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.
 CONCLUSION. The Board of Trustees has concluded that the proposal benefits the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund will continue to follow its current limitation.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated. ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to Fidelity Contrafund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in
Exhibit 5 beginning on page .
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board and of the Executive Committee; Robert C. Pozen, President; and Peter
S. Lynch, Vice Chairman. With the exception of Robert C. Pozen, who is proposed for election as a Trustee, each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Pozen, J. Gary Burkhead, John H. Costello, Arthur S. Loring, Robert H. Morrison, Richard A. Silver, Leonard M. Rush, William J. Hayes, Ms. Abigail Johnson, and Mr. William Danoff are currently officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello
   and     Mr. Silver   ,     all of these persons hold or have
options to acquire stock of FMR Corp. The principal business address of each of the Directors of FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period January 1, 1996 through September 30, 1997, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp. ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST
 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide research and investment advice with respect to companies based outside the United States for certain funds for which FMR acts as investment adviser. FMR may also grant the sub-advisers investment management authority as well as authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund.
 Funds with investment objectives similar to Fidelity Contrafund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in Exhibit 5 beginning on page .
 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and Robert C. Pozen, President. Mr. Johnson 3d also is President and a Trustee of the trust and other funds advised by FMR; Chairman and a Director of FMR Texas Inc. (FMR Texas); Chairman, Chief Executive Officer, President, and a Director of FMR Corp., Chairman of the Board and of the Executive Committee of FMR, and a Director of FMR. In addition, Mr. Pozen is Senior Vice President of the trust and Senior Vice President and a Trustee of other funds advised by FMR; a Director of FMR Corp.; Director of FMR; and President and Director of FMR Texas. Each of the Directors is a stock holder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.
PRESENT MANAGEMENT CONTRACT
 The fund employs FMR to furnish investment advisory and other services. Under its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal and state laws; developing management and shareholder services for the fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue
under the proposed management contract described in Proposal    7    .
 In addition to the management fee payable to FMR, the fund pays transfer agent and pricing and bookkeeping fees to Fidelity Service Company, Inc. (FSC), an affiliate of FMR, its transfer, dividend disbursing, and shareholder servicing agent. Although the fund's current management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders, the trust, on behalf of the fund has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, and the fund's proportionate share of insurance premiums and Investment Company Institute dues. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
 Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FSC by the fund for
fiscal 1996 amounted to $4   3,399,000     and $849,000, respectively.
FSC also received fees for administering the fund's securities lending program. Securities lending fees are based on the number and duration of individual securities loans. Securities lending fees for fiscal 1996 were $105,000.
 The fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR. Sales charge revenue paid to, and retained by, FDC for fiscal 1996 amounted to $16,029,000.
 FMR is the fund's manager pursuant to a management contract dated January 1, 1993, which was approved by shareholders on December 16, 1992. Shareholder approval had been requested for changes affecting the basic fee portion of the total management fee that FMR receives from the fund. The approved contract modified the group fee by providing for lower fee rates if FMR's assets under management remain above $138 billion, and also raised the individual fund fee rate from 0.09% to 0.30%.
 For the services of FMR under the contract, the fund pays FMR a monthly management fee composed of the sum of two elements: a basic fee and a performance adjustment based on a comparison of the fund's performance to that of the Standard & Poor's 500 Index (S&P 500(registered trademark)).
 COMPUTING THE BASIC FEE. The fund's basic fee rate is composed of two elements: a group fee rate and an individual fund fee rate.
 The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown below on the left. The schedule below on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $453 billion of group net assets    -     the approximate
level for December 1996    -     was 0.3021%, which is the weighted
average of the respective fee rates for each level of group net assets up to $453 billion.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group      Annualized   Group Net         Effective Annual
Assets             Rate         Assets            Fee Rate

 0 - $ 3 billion   .5200%         $ 0.5 billion   .5200%

 3 - 6             .4900          25              .4238

 6 - 9             .4600          50              .3823

 9 - 12            .4300          75              .3626

 12 - 15           .4000          100             .3512

 15 - 18           .3850          125             .3430

 18 - 21           .3700          150             .3371

 21 - 24           .3600          175             .3325

 24 - 30           .3500          200             .3284

 30 - 36           .3450           225            .3253

 36 - 42           .3400           250            .3223

 42 - 48           .3350           275            .3198

 48 - 66           .3250           300            .3175

 66 - 84           .3200           325            .3153

 84 - 102          .3150           350            .3133

 102 - 138         .3100

 138 - 174         .3050

 174 - 228         .3000

 228 - 282         .2950

 282 - 336         .2900

 Over 336          .2850

 Under the fund's current management contract with FMR, the group fee rate is based on a schedule with breakpoints ending at .3000% for average group assets in excess of $174 billion. Prior to January 1, 1993, the group fee rate breakpoints shown above for average group assets in excess of $138 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
 On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $210 billion and under $390 billion as shown in the schedule below, pending shareholder approval of a new management contract reflecting the revised schedule. The revised group fee rate schedule provides for lower management fee rates as FMR's assets under management increase. The revised group fee rate schedule was identical to the above schedule for average group assets under $210 billion.
 On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $390 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $210 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group         Annualized   Group Net        Effective Annual
Assets                Rate         Assets           Fee Rate

 174 - $210 billion   .3000%        $ 150 billion   .3371%

 210 - 246            .2950          175            .3325

 246 - 282            .2900          200            .3284

 282 - 318            .2850          225            .3249

 318 - 354            .2800          250            .3219

 354 - 390            .2750          275            .3190

 390 - 426            .2700          300            .3163

 426 - 462            .2650          325            .3137

 462 - 498            .2600          350            .3113

 498 - 534            .2550          375            .3090

 Over 534             .2500          400            .3067

                                     425            .3046

                                     450            .3024

                                     475            .3003

                                     500            .2982

                                     525            .2962

                                     550            .2942

 The individual fund fee rate is 0.30%. Based on the average group net assets of the funds advised by FMR for December 1996, the annual basic fee rate would be calculated as follows:
Group Fee Rate         Individual Fund         Basic Fee Rate
                       Fee Rate

0.3021%          +     0.30%             =     0.6021%

 One-twelfth of this annual basic fee rate is applied to the fund's net assets averaged for the month, giving a dollar amount, which is the fee for that month.
 COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the S&P 500 (the Index) over the same period. The performance period consists of the current month plus the previous 35 months. Each percentage point of difference, calculated to the nearest 1.0% (up to a maximum difference of +/-10.00 ) is multiplied by a performance adjustment rate of .02%. Thus, the maximum annualized adjustment rate is +/-.20%. This performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to the fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.
 The fund's performance is calculated based on change in net asset value. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in fund shares at the net asset value as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.
 Because the adjustment to the basic fee is based on the fund's performance compared to the investment record of the Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
 During fiscal 1996, FMR received $111,424,000 for its services as investment adviser to the fund. This fee, which includes both the basic fee and the performance adjustment, was equivalent to 0.57% of the average net assets of the fund. For 1996, the downward performance adjustment amounted to $6,130,000 for the fund.
 FMR may, from time to time, voluntarily reimburse all or a portion of the fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase the fund's total returns and repayment of the reimbursement by the fund will lower its total returns.
SUB-ADVISORY AGREEMENTS
 On behalf of Fidelity Contrafund FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. The sub-advisory agreements, dated November 1, 1989, were approved by shareholders on October 18, 1989. These were the first sub-advisory agreements adopted for the fund.
 Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
 FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
 For providing investment advice and research services, the fees paid to the sub-advisers for the fiscal year ended 1996 were as follows:
      FMR U.K.      FMR Far East

      $ 1,434,000   $ 1,402,000

PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.
 FMR may place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (FBS), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
 During fiscal 1996 the fund paid brokerage commissions of
$   10,652,000     to NFSC and $   116,000     to FBS. During fiscal
1996, this amounted to approximately    23    % and    0.25    %,
respectively, of the aggregate brokerage commissions paid by the fund. SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of    Fidelity Service Company,
Inc., P.O. Box 789, Boston, Massachusetts 02102,     whether other
persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1
FORM OF MANAGEMENT CONTRACT
 The language to be added to the current contract is ((underlined)) and material to be deleted is set forth in [brackets].
MANAGEMENT CONTRACT
BETWEEN
FIDELITY CONTRAFUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 [MODIFICATION made] ((AGREEMENT AMENDED and RESTATED as of)) this [1st] ____ day of [January 1993] ((February 1998)), by and between Fidelity Contrafund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of its single existing series of shares of beneficial interest (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser")(( as set forth in its entirety below)).
 Required authorization and approval by shareholders and Trustees having been obtained, [Fidelity Contrafund,] the Fund, on behalf of the Portfolio, and [Fidelity Management & Research Company] ((the Adviser)) hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated [November 1, 1989] ((January 1, 1993)), to a modification of said Contract in the manner set forth below. The [Modified] ((Amended)) Management Contract shall, when executed by duly authorized officers of the Fund and [the] Adviser, take effect on [the later of January 1, 1993] ((February __, 1998)) or the first day of the month following approval.
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization;
(ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser[, at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a [b]((B))asic [f]((F))ee and a [p]((P))erformance [a]((A))djustment. [to the basic fee based upon the investment performance of the Portfolio in relation to] ((The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than)) the Standard & Poor's 500 [Composite Stock Price] Index (the "Index"). ((The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index.)) The [b]((B))asic [f]((F))ee and the [p]((P))erformance [a]((A))djustment will be computed as follows:
  (a) Basic Fee Rate: The annual [b]((B))asic [f]((F))ee [r]((R))ate shall be the sum of the [g]((G))roup [f]((F))ee [r]((R))ate and the [i]((I))ndividual [f]((F))und [f]((F))ee [r]((R))ate calculated to the nearest millionth decimal place as follows:
   (i) Group Fee Rate. The [g]((G))roup [f]((F))ee [r]((R))ate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter] ((Fund's Declaration of Trust or other organizational document)) [of each investment company]) determined as of the close of business on each business day throughout the month. The [g]((G))roup [f]((F))ee [r]((R))ate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets    Annualized Fee Rate (for each level)

0          -     $ 3 billion   .520((0))%

3          -     6             .490((0))

6          -     9             .460((0))

9          -     12            .430((0))

12         -     15            .400((0))

15         -     18            .385((0))

18         -     21            .370((0))

21         -     24            .360((0))

24         -     30            .350((0))

30         -     36            .345((0))

36         -     42            .340((0))

42         -     48            .335((0))

48         -     66            .325((0))

66         -     84            .320((0))

84         -     102           .315((0))

102        -     138           .310((0))

138        -     174           .305((0))

[Over            174]          [.300]

((174))    -     ((210))       ((.3000))

((210))    -     ((246))       ((.2950))

((246))    -     ((282))       ((.2900))

((282))    -     ((318))       ((.2850))

((318))    -     ((354))       ((.2800))

((354))    -     ((390))       ((.2750))

((390))    -     ((426))       ((.2700))

((426))    -     ((462))       ((.2650))

((462))    -     ((498))       ((.2600))

((498))    -     ((534))       ((.2550))

((Over))         ((534))       ((.2500))

   (ii) Individual Fund Fee Rate. The [i]((I))ndividual [f]((F((und [f]((F((ee [r]((R))ate shall be ((0)).30%.
  (b) ((Basic Fee.)) One-twelfth of the [annual] [b]((B))asic [f]((F))ee [r]((R))ate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust ((or other organizational document))) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the [b]((B))asic [f]((F))ee. [This basic fee will be subject to upward or downward adjustment on the basis of the Portfolio's investment performance as follows:]
  (c) [The] Performance Adjustment ((Rate)): [An adjustment to the monthly basic fee will be made by applying a performance adjustment rate to the average net assets of the Portfolio over the performance period. The resulting dollar figure will be added to or subtracted from the basic fee depending on whether the Portfolio experienced better or worse performance than the Index.] ((The Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest 0.01%) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.))
 [The performance adjustment rate is 0.02% for each percentage point rounded to the nearer point (the higher point if exactly one-half point) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.]
 The performance period will commence on December 1, 1984. [(the date of the predecessor corporation's contract) and d]((D))uring the first eleven months [after such date (including December, 1984)] ((of the performance period for the Portfolio,)) there will be no performance adjustment. Starting with the twelfth month [(December, 1985)] ((of the performance period,)) the performance adjustment will take effect. ((Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.))
 [Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.]
 The Portfolio's investment performance will be measured by comparing
(i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the [companies whose stocks comprise] ((securities included in)) the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.
 [The computation of the performance adjustment will not be cumulative. A positive fee rate will apply even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a negative fee rate will apply for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index.]
  (d) ((Performance Adjustment.)) One-twelfth of the annual [p]((P))erformance [a]((A))djustment [r]((R))ate [shall] ((will)) be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the ((Fund's)) Declaration of Trust ((or other organizational document)) [of the Fund adjusted as provided in sub-paragraph (e) of this paragraph 3 below, if applicable)] determined as of the close of business on each business day throughout the month and the performance period. [The resulting dollar amount is added to or deducted from the basic fee.]
  [(e) In the event of a merger or other business combination involving another entity for which the Adviser is the investment adviser, and where such other entity utilizes a performance adjustment in determining its investment advisory fee, then:
    (A) For purpose of determining the amount of the performance adjustment, the net assets of the acquired entity averaged over the period from the first day of the performance period through the date of the transaction shall be considered to have been included in the net assets of the Portfolio for the period from the first day of the performance period through the date of the transaction.
    (B) For purposes of determining the performance adjustment, the opening net asset value of one share of the Portfolio on the first business day of the performance period shall be adjusted on a dollar-weighed basis by (i) multiplying the percentage change (to the nearest one-hundredth of one percent) between the actual net asset value of one share of the Portfolio and of the other entity on the first day of the Portfolio's performance period and such respective net asset values per share on the date of the transaction ( as computed in paragraph 3 (c)) by the respective average net assets of the Portfolio and such other entity; (measured from the first day of the Portfolio's performance period through the date of the transaction); (ii) combining the products determined in (i); (iii) dividing by the sum of the average net assets of the Portfolio and such other entity; and (iv) if a positive percentage, dividing 1 plus the percentage determined in (iii) (expressed as a decimal to the nearest one-hundredth of a percent) into the net asset value of one share of the Portfolio on the date of the transaction (as computed in paragraph 3 (c); or (v) if a negative percentage, deducting the percentage determined in (iii) (expressed as a decimal to the nearest one-hundredth of a percent) from 1 and dividing the result into the net asset value of one share of the Portfolio on the date of the transaction ( as computed in paragraph 3 (c). The resulting adjusted net asset value of one share of the Portfolio on the first business day of the Portfolio's performance period shall be utilized in calculating the annual rate of performance adjustment under paragraph 3 (c) for the 36 monthly fee calculations following the date of the transaction. One-twelfth of the annual performance adjustment rate shall be applied to the average of the net assets of the Portfolio determined as provided in paragraph 3 (e) (A). The performance adjustment so computed shall be added to or deducted from the amount of the basic fee (as computed in paragraph 3 (b)) depending upon whether the performance of the Portfolio exceeded or was exceeded by the record of the Index.]
  ([f]((e))) In [the] case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The [b]((B))asic [f]((F))ee [r]((R))ate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this [p]((P))erformance [a]((A))djustment to the [b]((B))asic [f]((F))ee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.
 4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Adviser hereunder], which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, [1993] ((1998)) and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or [the] ((any)) other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document)) are separate and distinct from those of any and all other Portfolios.
 ((8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, ((and their respective seals to be hereunto affixed,)) all as of the date written above.
[SIGNATURE LINES OMITTED]
EXHIBIT 2
FORM OF SUB-ADVISORY AGREEMENT
 The language to be added to the current contract is ((underlined)) and material to be deleted is set forth in [brackets].
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
((AND FIDELITY CONTRAFUND ON BEHALF OF FIDELITY CONTRAFUND))
 AGREEMENT made this [1st day of November, 1989] ((_____ day of February, 1998,)) by and between Fidelity Management & Research [(U.K.) Inc.] ((Company,)) a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "[Sub-]Adviser") and Fidelity Management & Research (((U.K.) Inc.)) [Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts] (hereinafter called the "((Sub-))Adviser")((; and Fidelity Contrafund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Contrafund (hereinafter called the "Portfolio"))).
 WHEREAS ((the Trust and)) the Adviser [has] ((have)) entered into a Management Contract [with Fidelity Contrafund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"),] on behalf of [its single existing series of shares of beneficial interest, Fidelity Contrafund (hereinafter called the "Portfolio")] ((the Portfolio)), pursuant to which the Adviser is to act as investment [adviser to the Fund] ((manager of the Portfolio)), and
 WHEREAS the Sub-Adviser ((and its subsidiaries and other affiliated persons have)) [has] personnel in [Western Europe] ((various locations throughout the world)) and [was] ((have been)) formed ((in part)) for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and ((securities of)) issuers located [outside of North America, principally in Western Europe.] ((in such countries, and providing investment advisory services in connection therewith;))
 NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Adviser and the Sub-Adviser agree as follows:
 ((1. Duties: The Adviser may, in its discretion, appoint the Sub-Adviser to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Adviser shall be as agreed upon from time to time by the Adviser and the Sub-Adviser. The Sub-Adviser shall pay the salaries and fees of all personnel of the Sub-Adviser performing services for the Portfolio relating to research, statistical and investment activities.))
 [1.] (((a) INVESTMENT ADVICE: If and to the extent requested by the Adviser,)) [T]((t))he Sub-Adviser shall [act as an investment consultant] ((provide investment advice to the Portfolio and)) [to] the Adviser ((with respect to all or a portion of the investments of the Portfolio, and in connection with such advice)) [and] shall furnish ((the Portfolio and)) the Adviser factual information, research reports and investment recommendations [relating to non-U.S. issuers of securities located in, and the economies of, various countries outside the U.S., all] as the Adviser may reasonably require. Such information [shall] ((may)) include written and oral reports and analyses.
  (((b) INVESTMENT MANAGEMENT: If and to the extent requested by the Adviser, the Sub-Adviser shall, subject to the supervision of the Adviser, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Adviser may impose with respect to the Portfolio by notice to the Sub-Adviser. With respect to the portion of the investments of the Portfolio under its management, the Sub-Adviser is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Adviser may select. The Sub-Adviser may also be authorized, but only to the extent such duties are delegated in writing by the Adviser, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Adviser shall at all times be subject to the control and direction of the Adviser and the Trust's Board of Trustees.
  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Adviser may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Adviser shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.
 2. Information to be Provided to the Trust and the Adviser: The Sub-Adviser shall furnish such reports, evaluations, information or analyses to the Trust and the Adviser as the Trust's Board of Trustees or the Adviser may reasonably request from time to time, or as the Sub-Adviser may deem to be desirable.
 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Adviser or Sub-Adviser. The Sub-Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Adviser or Adviser exercise investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.))
 [2]((4)). ((Compensation:)) The [Sub-Adviser will be compensated by the] Adviser ((shall compensate the Sub-Adviser)) on the following basis for the services to be furnished hereunder. [: the Adviser agrees to pay the Sub-Adviser a monthly fee equal to 110% of the Sub-Adviser's costs incurred in connection with the Agreement, said costs to be determined in relation to the assets of the Portfolio that benefit from the services of the Sub-Adviser.]
  (((a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Adviser agrees to pay the Sub-Adviser a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Adviser's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Adviser, if any, in effect from time to time.
  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Adviser agrees to pay the Sub-Adviser a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Adviser under its Management Contract with the Adviser, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Adviser shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Adviser waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Adviser will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Adviser reduces its fees to reflect such waivers or reimbursements and the Adviser subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Adviser shall be entitled to receive from the Adviser a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Adviser required by such limitations are in excess of the Adviser's management fee, the Investment Management Fee paid to the Sub-Adviser will be reduced to zero for that month, but in no event shall the Sub-Adviser be required to reimburse the Adviser for all or a portion of such excess reimbursements.
  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Adviser shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Adviser with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Adviser or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.))
 [3]((6)). ((Interested Persons:)) It is understood that Trustees, officers and shareholders of the [Fund] ((Trust)) are or may be or become interested in the Adviser [and] ((or)) the Sub-Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser [and] ((or)) the Sub-Adviser are or may be or become similarly interested in the [Fund] ((Trust)), and that the Adviser or the Sub-Adviser may be or become interested in the [Fund] ((Trust)) as a shareholder or otherwise.
 [4]((7)). ((Services to Other Companies or Accounts: The services of the Sub-Adviser to the Adviser are not to be deemed to be exclusive, the Sub-Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Adviser's ability to meet all of its obligations hereunder.)) The Sub-Adviser shall for all purposes be an independent contractor and not an agent or employee of the Adviser or the [Fund] ((Trust)). [The Sub-Adviser shall have no authority to act for, represent, bind or obligate the Adviser or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Portfolio.]
 [5]((8)). ((Standard of Care:)) [The Services of the Sub-Adviser to the Adviser are not to be deemed to be exclusive, the Sub-Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Adviser's ability to meet all of its obligations with respect to rendering investment advice hereunder.] In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser, the [Fund] ((Trust)) or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
9. Duration and Termination of Agreement; Amendments:
 [6.] (a) Subject to prior termination as provided in sub-paragraph
(d) of this paragraph [6]((9)), this Agreement shall continue in force until July 31, [1990] ((1998)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the [Fund's] ((Trust's)) Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Agreement may be modified by mutual consent of the Adviser, the Sub-Adviser and the Portfolio, such consent on the part of the [Fund] ((Portfolio)) to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph [6]((9)), the terms of any continuance or modification of [the] ((this)) Agreement must have been approved by the vote of a majority of those Trustees of the [Fund] ((Trust)) who are not parties to such Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either the Adviser, the Sub-Adviser or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or ((with respect to the Portfolio)) by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 [7]((10)). ((Limitation of Liability:)) The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust ((or other organizational document)) of the [Fund] ((Trust)) and agrees that any obligations of the [Fund] ((Trust)) or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Adviser seek satisfaction of any such obligation from the Trustees or any individual Trustee.
 ((11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]
EXHIBIT 3
FORM OF SUB-ADVISORY AGREEMENT
The language to be added to the current contract is ((underlined)) and material to be deleted is set forth in [brackets].
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
((AND FIDELITY CONTRAFUND ON BEHALF OF FIDELITY CONTRAFUND))
 AGREEMENT made this [1st day of November 1989] ((_____ day of February 1998)), by and between Fidelity Management & Research [(Far
East) Inc.] ((Company)), a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter
called the "[Sub-]Adviser") and Fidelity Management & Research (   Far
East    ) Inc. [Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts] (hereinafter called the "((Sub-))Adviser")((; and Fidelity Contrafund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Fidelity Contrafund (hereinafter called the "Portfolio"))).
 WHEREAS ((the Trust and)) the Adviser [has] ((have)) entered into a Management Contract [with Fidelity Contrafund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"),] on behalf of its single existing series of shares of beneficial interest, Fidelity Contrafund (hereinafter called the "Portfolio")] ((the Portfolio)), pursuant to which the Adviser is to act as investment [adviser to the Fund] ((manager of the Portfolio)), and
 WHEREAS the Sub-Adviser ((and its subsidiaries and other affiliated persons have)) [has] personnel in [Asia and the Pacific Basin] ((various locations throughout the world)) and [was] ((have been)) formed ((in part)) for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and ((securities of)) issuers located [outside of North America, principally in Asia and the Pacific Basin.] ((in such countries, and providing investment advisory services in connection therewith;))
 NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Adviser and the Sub-Adviser agree as follows:
 ((1. Duties: The Adviser may, in its discretion, appoint the Sub-Adviser to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Adviser shall be as agreed upon from time to time by the Adviser and the Sub-Adviser. The Sub-Adviser shall pay the salaries and fees of all personnel of the Sub-Adviser performing services for the Portfolio relating to research, statistical and investment activities.))
 [1.] (((a) INVESTMENT ADVICE: If and to the extent requested by the Adviser,)) [T]((t))he Sub-Adviser shall [act as an investment consultant] ((provide investment advice to the Portfolio and)) [to] the Adviser ((with respect to all or a portion of the investments of the Portfolio, and in connection with such advice)) [and] shall furnish ((the Portfolio and)) the Adviser factual information, research reports and investment recommendations [relating to non-U.S. issuers of securities located in, and the economies of, various countries outside the U.S., all] as the Adviser may reasonably require. Such information [shall] ((may)) include written and oral reports and analyses.
  (((b) INVESTMENT MANAGEMENT: If and to the extent requested by the Adviser, the Sub-Adviser shall, subject to the supervision of the Adviser, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Adviser. With respect to the portion of the investments of the Portfolio under its management, the Sub-Adviser is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Adviser may select. The Sub-Adviser may also be authorized, but only to the extent such duties are delegated in writing by the Adviser, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Adviser shall at all times be subject to the control and direction of the Adviser and the Trust's Board of Trustees.
  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Adviser may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Adviser shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.
 2. Information to be Provided to the Trust and the Adviser: The Sub-Adviser shall furnish such reports, evaluations, information or analyses to the Trust and the Adviser as the Trust's Board of Trustees or the Adviser may reasonably request from time to time, or as the Sub-Adviser may deem to be desirable.
 3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Adviser or Sub-Adviser. The Sub-Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Adviser or Adviser exercise investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.))
 [2]((4)). ((Compensation:)) The [Sub-Adviser will be compensated by the] Adviser ((shall compensate the Sub-Adviser)) on the following basis for the services to be furnished hereunder. [: the Adviser agrees to pay the Sub-Adviser a monthly fee equal to 105% of the Sub-Adviser's costs incurred in connection with the Agreement, said costs to be determined in relation to the assets of the Portfolio that benefit from the services of the Sub-Adviser.]
  (((a) INVESTMENT ADVISORY FEE: For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Adviser agrees to pay the Sub-Adviser a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Adviser's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Adviser, if any, in effect from time to time.
  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph (b) of paragraph 1 of this Agreement, the Adviser agrees to pay the Sub-Adviser a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Adviser under its Management Contract with the Adviser, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Adviser shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Adviser waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Adviser will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Adviser reduces its fees to reflect such waivers or reimbursements and the Adviser subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Adviser shall be entitled to receive from the Adviser a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Adviser required by such limitations are in excess of the Adviser's management fee, the Investment Management Fee paid to the Sub-Adviser will be reduced to zero for that month, but in no event shall the Sub-Adviser be required to reimburse the Adviser for all or a portion of such excess reimbursements.
  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Adviser shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Adviser with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Adviser hereunder or by the Adviser under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Adviser or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.))
 [3]((6)). ((Interested Persons:)) It is understood that Trustees, officers and shareholders of the [Fund] ((Trust)) are or may be or become interested in the Adviser [and] ((or)) the Sub-Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser [and] ((or)) the Sub-Adviser are or may be or become similarly interested in the [Fund] ((Trust)), and that the Adviser or the Sub-Adviser may be or become interested in the [Fund] ((Trust)) as a shareholder or otherwise.
 [4]((7)). ((Services to Other Companies or Accounts: The services of the Sub-Adviser to the Adviser are not to be deemed to be exclusive, the Sub-Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Adviser's ability to meet all of its obligations hereunder.)) The Sub-Adviser shall for all purposes be an independent contractor and not an agent or employee of the Adviser or the [Fund] ((Trust)). [The Sub-Adviser shall have no authority to act for, represent, bind or obligate the Adviser or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Portfolio.]
 [5]((8)). ((Standard of Care:)) [The Services of the Sub-Adviser to the Adviser are not to be deemed to be exclusive, the Sub-Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Adviser's ability to meet all of its obligations with respect to rendering investment advice hereunder.] In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Adviser, the [Fund] ((Trust)) or to any shareholder of the [Fund] ((Portfolio)) for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 ((9. Duration and Termination of Agreement; Amendments:))
 [6.] (a) Subject to prior termination as provided in sub-paragraph
(d) of this paragraph [6]((9)), this Agreement shall continue in force until July 31, [1990] ((1998)) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the [Fund's] ((Trust's)) Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Agreement may be modified by mutual consent of the Adviser, the Sub-Adviser and the Portfolio, such consent on the part of the [Fund] ((Portfolio)) to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph [6]((9)), the terms of any continuance or modification of [the] ((this)) Agreement must have been approved by the vote of a majority of those Trustees of the [Fund] ((Trust)) who are not parties to such Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either the Adviser, the Sub-Adviser or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or ((with respect to the Portfolio)) by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 [7]((10)). ((Limitation of Liability:)) The Sub-Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust ((or other organizational document)) of the [Fund] ((Trust)) and agrees that any obligations of the [Fund] ((Trust)) or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Adviser seek satisfaction of any such obligation from the Trustees or any individual Trustee.
 ((11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the Investment Company Act of 1940 as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]
EXHIBIT 4
 CURRENT FUNDAMENTAL INVESTMENT OBJECTIVE. The fund seeks capital appreciation by investing in securities of companies believed by FMR to be undervalued due to an overly pessimistic appraisal by the public of their future outlook.
 CURRENT FUNDAMENTAL INVESTMENT POLICIES.
 FMR will invest in companies:
 1) which have been unpopular for some time but where recent developments bring hope of improved operating results;
 2) which have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short term; or
 3) which are undervalued in relation to popular securities of other companies in the same industry.
 The fund will remain substantially fully invested in common stocks, preferred stocks, bonds, securities with warrants attached, and other certificates of indebtedness. The fund will usually be primarily invested in common stocks and securities convertible into common stocks. However, if FMR believes that market conditions warrant a more conservative approach, the fund may make substantial investments in investment-grade fixed-income obligations of all types and U.S. Government obligations.
 PROPOSED FUNDAMENTAL INVESTMENT OBJECTIVE. The fund seeks capital appreciation by investing in securities of companies whose value FMR believes is not fully recognized by the public.
 PROPOSED NON-FUNDAMENTAL INVESTMENT POLICIES. The types of companies the fund may invest in include:
 1) companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that leads to improved pricing;
 2) companies whose earnings potential has increased or is expected to increase more than generally perceived;
 3) companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short term; and
 4) companies that are undervalued in relation to securities of other companies in the same industry.
 The fund normally invests primarily in common stocks and securities convertible into common stocks. FMR normally invests the fund's assets according to its investment strategy. The fund also reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

EXHIBIT 5
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS
(A)

INVESTMENT                                   FISCAL         AVERAGE         RATIO OF NET
OBJECTIVE AND FUND                           YEAR END (A)   NET ASSETS      ADVISORY FEES
                                                            (MILLIONS)(B)   TO AVERAGE
                                                                            NET ASSETS
                                                                            PAID
                                                                            TO FMR (C)

GROWTH

Advisor Korea Fund, Inc. (oval)            9/30/96       $ 53.7                           1.00%

Destiny I ((pound))                           9/30/96        4,319.1                         0.62

Destiny II ((pound))                          9/30/96        2,293.1                         0.73

Advisor Emerging Asia Fund, Inc.              10/31/96       131.8                           1.02
(oval)

Advisor Natural Resources: ((pound))

 Class A                                      7/31/97**      4.5                             0.60

 Class T                                      7/31/97        634.0                           0.60

 Class B                                      7/31/97        49.0                            0.60

 Institutional Class                          7/31/97        10.8                            0.60

Advisor Growth Opportunities: ((pound))

 Class A                                      10/31/96**     4.2                             0.61

 Class T                                      10/31/96       12,224.7                        0.61

 Class B ((hollow diamond))                   10/31/97**     120.0                           0.61

 Institutional Class                          10/31/96       193.0                           0.61

Advisor Overseas: ((epslon))

 Class A                                      10/31/96**     0.3                             0.68

 Class T                                      10/31/96       913.4                           0.68

 Class B                                      10/31/96       12.0                            0.68

 Institutional Class                          10/31/96       6.6                             0.68

Canada ((epslon))                             10/31/96       145.6                           0.45

Capital Appreciation ((pound))                10/31/96       1,656.1                         0.54

Disciplined Equity ((pound))                  10/31/96       2,168.3                         0.54

Diversified International ((epslon))          10/31/96       478.6                           0.85

Emerging Markets ((epslon))                   10/31/96       1,329.4                         0.76

Europe ((epslon))                             10/31/96       558.5                           0.84

Europe Capital Appreciation ((epslon))        10/31/96       167.9                           0.80

France ((epslon))                             10/31/96**     5.5                             0.75(dagger)

Germany ((epslon))                            10/31/96**     5.5                             0.75(dagger)

Hong Kong and China (Rex-all)                 10/31/96**     58.8                            0.75(dagger)

International Value (Rex-all)                 10/31/96       217.4                           0.79

Japan (Rex-all)                               10/31/96       374.5                           0.68

Japan Small Companies (Rex-all)               10/31/96**     105.3                           0.75(dagger)

Latin America ((epslon))                      10/31/96       605.9                           0.76

Nordic ((epslon))                             10/31/96**     9.6                             0.75(dagger)

Overseas ((epslon))                           10/31/96       2,773.5                         0.76

Pacific Basin (Rex-all)                       10/31/96      $ 605.8                          0.75%

Southeast Asia (Rex-all)                      10/31/96       848.8                           0.65

Stock Selector ((pound))                      10/31/96       1,447.9                         0.58

Technoquant Growth                            10/31/97**     57.8                            0.60(dagger)

United Kingdom ((epslon))                     10/31/96**     2.1                             0.75(dagger)

Value ((pound))                               10/31/96       6,357.2                         0.65

Worldwide ((epslon))                          10/31/96       762.4                           0.76

Advisor Equity Growth: ((pound))

 Class A                                      11/30/96**     2.0                             0.61

 Class T                                      11/30/96       2,784.5                         0.61

 Class B ((hollow diamond))                   11/30/97**     21.0                            0.61

 Institutional Class                          11/30/96       1,022.8                         0.61

Advisor Large Cap: ((pound))

 Class A                                      11/30/96**     0.3                             0.60(dagger)

 Class T                                      11/30/96**     12.6                            0.60(dagger)

 Class B                                      11/30/96**     3.7                             0.60(dagger)

 Institutional Class                          11/30/96**     4.9                             0.60(dagger)

Advisor Mid Cap: ((pound))

 Class A                                      11/30/96**     0.7                             0.60(dagger)

 Class T                                      11/30/96**     116.9                           0.60(dagger)

 Class B                                      11/30/96**     17.5                            0.60(dagger)

 Institutional Class                          11/30/96**     2.5                             0.60(dagger)

Advisor TechnoQuant Growth: ((pound))

 Class A                                      11/30/97**     4.0                             0.59(dagger)

 Class T                                      11/30/97**     10.3                            0.59(dagger)

 Class B                                      11/30/97**     4.7                             0.59(dagger)

 Institutional Class                          11/30/97**     1.2                             0.59(dagger)

Emerging Growth ((pound))                     11/30/96       1,608.1                         0.77

Growth Company ((pound))                      11/30/96       7,918.8                         0.62

New Millennium ((pound))                      11/30/96       960.0                           0.73

Retirement Growth ((pound))                   11/30/96       4,142.2                         0.50

Advisor Strategic Opportunities: ((pound))

 Class A                                      12/31/96**     0.4                             0.48

 Class T                                      12/31/96       603.6                           0.48

 Class B                                      12/31/96       99.5                            0.48

 Institutional Class                          12/31/96       32.0                            0.48

 Initial Class                                12/31/96       21.7                            0.48

Congress Street                               12/31/96      $ 86.2                           0.45%

Contrafund ((pound))                          12/31/96       19,417.4                        0.57

Exchange                                      12/31/96       246.2                           0.54

Trend ((pound))                               12/31/96       1,293.3                         0.42

Variable Insurance Products:

 Growth ((pound))                             12/31/96       5,245.2                         0.61

 Overseas Portfolio ((epslon))                12/31/96       1,544.2                         0.76

Variable Insurance Products II:

 Contrafund ((pound))                         12/31/96       1,576.1                         0.61

Variable Insurance Products III:

 Growth Opportunities ((pound))               12/31/96       277.4                           0.61

 Overseas Fund ((epslon))                     12/31/96       33.3                            0.70*

Select Portfolios:

 Air Transportation ((pound))                 2/28/97        89.4                            0.60

 American Gold                                2/28/97        414.0                           0.60

 Automotive ((pound))                         2/28/97        120.2                           0.60

 Biotechnology ((pound))                      2/28/97        715.3                           0.60

 Brokerage and Investment                     2/28/97        72.5                            0.62
 Management ((pound))

 Chemicals ((pound))                          2/28/97        123.5                           0.60

 Computers ((pound))                          2/28/97        546.6                           0.61

 Construction and Housing ((pound))           2/28/97        68.0                            0.60

 Consumer Industries ((pound))                2/28/97        25.6                            0.60

 Cyclical Industries ((pound))                2/28/98**      3.3                             0.59(dagger)

 Defense and Aerospace ((pound))              2/28/97        44.1                            0.61

 Developing Communications ((pound))          2/28/97        307.6                           0.60

 Electronics ((pound))                        2/28/97        1,297.2                         0.61

 Energy ((pound))                             2/28/97        176.4                           0.60

 Energy Service ((pound))                     2/28/97        461.6                           0.60

 Environmental Services ((pound))             2/28/97        41.6                            0.61

 Financial Services ((pound))                 2/28/97        273.8                           0.61

 Food and Agriculture ((pound))               2/28/97        278.8                           0.60

 Health Care ((pound))                        2/28/97        1,266.7                         0.60

 Home Finance ((pound))                       2/28/97        691.6                           0.61

 Industrial Equipment ((pound))               2/28/97        92.5                            0.61

 Industrial Materials ((pound))               2/28/97        97.9                            0.60

 Insurance ((pound))                          2/28/97        33.8                            0.61

 Leisure ((pound))                            2/28/97        106.5                           0.60

Select Portfolios (continued):

 Medical Delivery ((pound))                   2/28/97       $ 216.3                          0.60%

 Multimedia ((pound))                         2/28/97        85.1                            0.60

 Natural Gas ((pound))                        2/28/97        113.0                           0.60

 Natural Resources ((pound))                  2/28/98**      4.6                             0.59(dagger)

 Paper and Forest Products ((pound))          2/28/97        32.3                            0.60

 Precious Metals and Minerals ((pound))       2/28/97        332.0                           0.60

 Regional Banks ((pound))                     2/28/97        416.8                           0.61

 Retailing ((pound))                          2/28/97        221.9                           0.60

 Software and Computer                        2/28/97        421.4                           0.60
Services ((pound))

 Technology ((pound))                         2/28/97        463.1                           0.60

 Telecommunications ((pound))                 2/28/97        476.9                           0.60

 Transportation ((pound))                     2/28/97        12.6                            0.41*

 Utilities Growth ((pound))                   2/28/97        238.2                           0.60

Magellan ((pound))                            3/31/97        54,132.7                        0.45

Large Cap Stock ((pound))                     4/30/97        100.3                           0.53

Mid Cap Stock ((pound))                       4/30/97        1,528.2                         0.70

Small Cap Stock ((pound))                     4/30/97        548.6                           0.55

Fidelity Fifty ((pound))                      6/30/97        152.4                           0.45

Advisor Focus Funds:

 Consumer: ((pound))

  Class A                                     7/31/97**      0.7                             0.60(dagger)

  Class T                                     7/31/97**      3.9                             0.60(dagger)

  Class B                                     7/31/97**      0.3                             0.60(dagger)

  Institutional Class                         7/31/97**      1.1                             0.60(dagger)

 Cyclical: ((pound))

  Class A                                     7/31/97**      0.2                             0.60(dagger)

  Class T                                     7/31/97**      1.1                             0.60(dagger)

  Class B                                     7/31/97**      0.1                             0.60(dagger)

  Institutional Class                         7/31/97**      4.1                             0.60(dagger)

 Financial Services: ((pound))

  Class A                                     7/31/97**      2.9                             0.60(dagger)

  Class T                                     7/31/97**      22.0                            0.60(dagger)

  Class B                                     7/31/97**      3.3                             0.60(dagger)

  Institutional Class                         7/31/97**      2.2                             0.60(dagger)

Advisor Focus Funds (continued):

 Health Care: ((pound))

  Class A                                     7/31/97**     $ 2.9                            0.60%(dagger)

  Class T                                     7/31/97**      22.5                            0.60(dagger)

  Class B                                     7/31/97**      2.4                             0.60(dagger)

  Institutional Class                         7/31/97**      2.7                             0.60(dagger)

 Technology: ((pound))

  Class A                                     7/31/97**      3.6                             0.60(dagger)

  Class T                                     7/31/97**      25.8                            0.60(dagger)

  Class B                                     7/31/97**      2.2                             0.60(dagger)

  Institutional Class                         7/31/97**      1.6                             0.60(dagger)

 Utilities Growth: ((pound))

  Class A                                     7/31/97**      0.4                             0.60(dagger)

  Class T                                     7/31/97**      3.8                             0.60(dagger)

  Class B                                     7/31/97**      0.8                             0.60(dagger)

  Institutional Class                         7/31/97**      1.8                             0.60(dagger)

Blue Chip Growth ((pound))                    7/31/97        10,047.1                        0.51

Low-Priced Stock ((pound))                    7/31/97        6,107.7                         0.76

OTC Portfolio ((pound))                       7/31/97        3,330.0                         0.56

Export and Multinational Fund ((pound))       8/31/97        415.7                           0.60


(a) All fund data are as of the fiscal year end noted in the chart or as of August 31, 1997, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
(dagger) Annualized
** Less than a complete fiscal year
(Rex-all) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), with respect to the fund.
((epslon)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIIA, and FIIAL U.K., with respect to the fund.
((pound)) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
(oval) Fidelity Management & Research Company has entered into sub-advisory agreements with FIIA and FIJ, with respect to the fund. ((hollow diamond)) The ratio of net advisory fees to average net assets paid to FMR represents the amount as of the prior fiscal year end. Updated ratios will be presented for each class of shares of the fund when the next fiscal year end figures are available.

CON-PXS-1197 CUSIP#316071109/FUND#022
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
---------------------------------------------------------------------
-------------------------
FIDELITY CONTRAFUND
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur S. Loring, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Contrafund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on January 14, 1998 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1997
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 316071109/fund# 022

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE
PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
---------------------------------------------------------------------
-------------------------

1.   To elect the 12 nominees specified below as          [  ] FOR all           [  ]            1.
     Trustees:  Ralph F. Cox, Phyllis Burke Davis,       nominees listed         WITHHOLD
     Robert M. Gates, Edward C. Johnson 3d, E.           (except as marked to    authority to
     Bradley Jones, Donald J. Kirk, Peter S. Lynch,      the contrary below).    vote for all
     William O. McCoy, Gerald C. McDonough, Marvin                               nominees.
     L. Mann, Robert C. Pozen, Thomas R. Williams.
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR
     ANY INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF
     THE NOMINEE(S) ON THE LINE BELOW.)



_____________________________________________________________________
________________________

2.    To ratify the selection of Coopers & Lybrand L.L.P. as         FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust.

3.    To amend the Declaration of Trust to provide                   FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      dollar-based voting rights for shareholders of the
      trust.

4.    To amend the Declaration of Trust regarding                    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      shareholder notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide the fund          FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company.

6.    To adopt a new fundamental    investment     policy for the    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      fund permitting the fund to invest all of its assets in
      another open-end investment company with
      substantially the same investment objective and
      policies.

7.    To approve an amended management contract for the              FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   7.
      fund.

8.    To approve a new sub-advisory agreement with FMR               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8.
      U.K. for the fund.

9.    To approve a new sub-advisory agreement with FMR               FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   9.
      Far East for the fund.

10.   To amend the fund's fundamental investment                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   10.
      objective and replace certain fundamental
      investment policies with other non-fundamental
      investment policies to more clearly describe the
      fund's investment strategy.

11.   To amend the fund's fundamental investment                     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   11.
      limitation concerning diversification to exclude
      investments in other investment companies from the
      limitation.

12.   To ratify the fund's fundamental investment                    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   12.
      limitation concerning the concentration of its
      investments in a single industry.

13.   To ratify the fund's fundamental investment                    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   13.
      limitation concerning commodities.




CON-PXC-1197    cusip # 316071109/fund# 022
IMPORTANT
PROXY MATERIALS
PLEASE CAST YOUR VOTE NOW!
FIDELITY CONTRAFUND
Dear Shareholder:
I am writing to let you know that a Special Meeting of Shareholders of Fidelity Contrafund will be held on January 14, 1998. The purpose of the Meeting is to vote on several important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your fund. This package contains information about the proposals and the materials to use when voting by mail.
Please read the enclosed materials and cast your vote on the proxy card. PLEASE VOTE AND RETURN YOUR CARD PROMPTLY. YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
All of the proposals have been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote "For" each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of these proposals is described in greater detail in the enclosed proxy statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED. We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope.
If you have any questions before you vote, please call us at 1-800-544-8888. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative. Sincerely,
Edward C. Johnson 3d
President

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS Please read the full text of the enclosed proxy statement. Below is a brief overview of all of the proposals found in the proxy statement that are to be voted on at the Special Meeting of Shareholders. If you have any questions regarding the proposals, please call us at 1-800-544-8888. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.
THE PROXY SAYS THAT THE BOARD OF TRUSTEES HAS APPROVED THESE CHANGES. WHAT ROLE DOES THE BOARD PLAY? (PROPOSAL 1)
The Trustees oversee the investment policies of the fund. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes such as those proposed for your fund. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.
WHAT IS THE ROLE OF THE INDEPENDENT ACCOUNTANTS? (PROPOSAL 2)
The independent accountants examine annual financial statements for the fund and provide other audit and tax-related services. They also sign or certify any financial statements of the fund that are required by law to be independently certified and filed with the Securities and Exchange Commission.
WHAT IS THE CHANGE IN VOTING RIGHTS BEING PROPOSED? (PROPOSAL 3)
The proposed change would provide a more equitable distribution of voting rights than the one-share, one-vote system currently in effect. The voting power of each shareholder would be measured by the value of the shareholder's total dollar investment rather than by the number of shares owned.
Since Contrafund is the only fund in the trust, this proposal does not currently affect your voting rights. However, it would affect your voting rights if additional funds with a fluctuating net asset value per share (NAV) were added to the trust in the future. Under the current system, if there were fluctuating NAV funds in the trust, there would be disproportionate voting rights since the NAV of each fund will generally diverge over time. By basing voting rights on total dollar investment, the proposed change would give investors in new funds more equitable voting rights.
WHAT IS THE PROPOSED CHANGE IN NOTIFICATION OF AN APPOINTMENT OF A TRUSTEE? (PROPOSAL 4)
The Declaration of Trust currently requires that notification of a Trustee appointment be mailed to shareholders within three months. To reduce the cost to the fund, the proposed change is to notify shareholders of Trustee appointments in the next financial report for the fund.
WHAT ARE THE BENEFITS OF PERMITTING FUNDS TO INVEST THEIR ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES? (PROPOSALS 5 AND 6)
Fidelity Management & Research Company (FMR) and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. A number of mutual fund companies have developed "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled investment, or "master" fund. The purpose of the master feeder fund structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. An example would be funds with the same investment objective but different minimum investments due to the servicing of individual shareholders versus institutional clients. These proposals would enable the fund to invest all of its assets in another open-end investment company, managed by FMR or an affiliate, with substantially the same investment objective and policies. In order to implement the master-feeder structure, both the Declaration of Trust and the fund's policies must permit the structure. Proposal 5 would amend the Declaration of Trust to permit the structure and Proposal 6 would amend the policy at the fund level.
The master-feeder fund structure could generate operational efficiencies and the opportunity to reduce costs. However, no such plans are being contemplated for the fund at this time and the Trustees would only allow it in the future if they determined that it would be in the best interests of the fund and its shareholders.
WHAT IS BEING AMENDED IN THE FUND'S MANAGEMENT CONTRACT? (PROPOSAL 7) The proposed amendments modify the fund's management contract with FMR. One modification would reduce the Group Fee portion of the management fee paid by the fund when FMR's assets under management exceed certain levels. The result of this modification would be a Group Fee Rate that is the same as, or lower than, the fee payable under the present management contract.
Another proposed amendment would modify the Performance Adjustment calculation that is used to calculate the fund's investment performance and that of its comparative Index. Specifically, the calculation will be rounded to the nearest 0.01% rather than the nearest 1.00%. The rounding will occur prior to calculating the difference in investment performance. The combined effect of the modifications to the Group Fee and rounding calculations may represent a future increase or decrease from the management fee under the Present Contract.
WHAT IS THE BENEFIT OF APPROVING NEW SUB-ADVISORY AGREEMENTS WITH FMR U.K. AND FMR FAR EAST? (PROPOSALS 8 AND 9)
FMR Far East, with its principal office in Tokyo, Japan and FMR U.K., with its principal office in London, England, are wholly-owned subsidiaries of FMR. Both FMR U.K. and FMR Far East provide FMR with investment advice and research on foreign securities specific primarily to their regions. This research complements other research produced by FMR's U.S.-based research analysts and portfolio managers. The proposed agreements would allow FMR Far East and FMR U.K. to continue to provide FMR with investment advice and research services. They would also permit FMR to grant FMR Far East and FMR U.K. investment management authority if FMR believes it would be beneficial to the fund and its shareholders.
The sub-advisory agreements on behalf of the fund would provide FMR with increased flexibility to access more specialized investment expertise in foreign markets. The proposed agreements would not increase fees paid to FMR by the fund.
WHAT ARE THE PROPOSED CHANGES TO INVESTMENT OBJECTIVE AND POLICIES?
(PROPOSAL 10)
This proposal would modify the fund's fundamental investment objective and policies. The proposed modifications are intended to describe the fund's investment approach more clearly. In addition, the proposal would modify some of the fund's investment policies.
The proposed fundamental investment objective would read, "The fund seeks capital appreciation by investing in securities of companies whose value FMR believes is not fully recognized by the public."
Under the proposal, this investment objective would be fundamental and could only be changed with shareholder approval.
The proposal would not change the fund's contrarian investment style or its goal of seeking capital appreciation. The proposal would, however, reflect changes in the fund's mix of investment strategies over time. The proposed investment strategy places importance on companies that are not necessarily performing poorly, but whose potential is not fully recognized by the market.
The proposal would also make some of the fund's investment policies non-fundamental (i.e., changeable without shareholder approval, but subject to supervision of the Board of Trustees). Making selected policies non-fundamental would increase the fund's flexibility to deal with changes in the marketplace. For more detailed information on the proposed modifications to the investment objective and policies, please refer to Proposal 10 in the Proxy Statement.
WHAT IS THE BENEFIT OF AMENDING THE FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION? (PROPOSAL 11)
Proposal 11 would permit the fund to invest without limit in the securities of other investment companies. As a result of an order of exemption granted by the SEC, the fund may currently invest up to 25% of its total assets in non-publicly offered money market and short-term bond funds (the Central Funds), managed by FMR or an affiliate of FMR.
If the proposal is approved, the fund may increase its investment in the Central Funds. FMR believes that the Central Funds will benefit the fund through enhanced efficiency of cash management and increased short-term investment opportunities.
WHAT IS MEANT BY RATIFICATION OF "THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS"? (PROPOSALS 12 - 13)
The primary purpose of these proposals is to approve fundamental investment limitations currently being followed by the fund in an effort to standardize these limitations for all funds managed by FMR. Fidelity believes that increased standardization will help promote operational efficiencies and facilitate monitoring of investment compliance. RATIFICATION OF THE PROPOSALS IS NOT EXPECTED TO AFFECT THE WAY THE FUND IS MANAGED, THE INVESTMENT PERFORMANCE OF THE FUND, OR THE SECURITIES OR INSTRUMENTS IN WHICH THE FUND INVESTS.
HOW MANY VOTES AM I ENTITLED TO CAST?
As a shareholder, you are entitled to one vote for each share you own of the fund on the record date. The record date is November 17, 1997. WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH A QUORUM BY THE SCHEDULED SHAREHOLDER MEETING DATE?
If enough people do not vote, we will need to take further action. We or outside solicitors may contact you by mail, telephone, facsimile, or by personal interview to encourage you to vote. All of this is costly to the fund and is ultimately passed on to shareholders. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings, telephone calls or other solicitations.
HOW DO I VOTE MY SHARES?
You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage paid envelope. If you need assistance, or have any questions regarding the proposals, please call us at 1-800-544-8888.
HOW DO I SIGN THE PROXY CARD?
INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.
JOINT ACCOUNTS: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration. ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."